Exhibit 10.1

PARTICIPATION AGREEMENT

Stayin’ Alive Area

Walker and Grimes Counties, Texas

This Participation Agreement (“Agreement”) is dated effective as of the 1th day of March, 2012 (“Effective Date”), by and between Range Texas Production, LLC, whose address is 100 Throckmorton Street, Suite 1200, Fort Worth, Texas 76102 (“Range”), and ZaZa Energy Corporation, whose address is 1301 McKinney Street, Suite 3000, Houston, Texas 77010, (“ZaZa”).  Range and ZaZa are sometimes collectively referred to herein as the “Parties”, and individually as a “Party.”

RECITALS

WHEREAS, Range owns certain oil and gas leases located in Walker and Grimes Counties, Texas;

WHEREAS, Range desires to assign to ZaZa, and ZaZa desires to accept assignment from Range of a certain interest in the Leases (defined below) upon the terms and conditions set forth in this Agreement; and

WHEREAS, Range and ZaZa also desire to enter into an exploration effort under the terms and conditions contained in this Agreement and the JOA (defined below).

NOW THEREFORE, the Parties agree as follows:

1.0                               Leases

1.1                               Range is the owner and holder of certain oil and gas Leases covering approximately 61,123 gross acres and 37,837 Net Acres (defined below), more or less, located in Walker and Grimes Counties, Texas (and certain associated assets), described on Exhibit A attached hereto and made a part hereof (the “Leases”).

1.2                               Subject to the terms of this Agreement, Range will assign, transfer, convey and deliver to ZaZa and ZaZa will acquire an undivided Seventy-five percent (75%) Working Interest (defined below) and no less than a Seventy-five percent (75%) Net Revenue Interest in and to the Leases (the “Interest”).  In exchange for the Interest, ZaZa will pay to Range the cash consideration specified in Paragraph 2.0, and, as additional consideration, ZaZa will drill one test well or conduct a re-entry in the manner provided for in Paragraph 3.0.  Range will reserve a 25% Working Interest and an overriding royalty equal to the positive arithmetical difference, between Twenty-five percent of eight-eighths (25% of 8/8ths) and the existing burdens or outstanding interests in the Leases, on all oil and gas produced and saved from or allocated to the Leases. The Working Interests and the overriding royalty interests reserved by Range shall be proportionately reduced in the event the Parties’ collective interest as a result of the ownership of the Leases is less than 100% of the fee mineral estate.

2.0                               Assignment of Interest and Title Defects

Concurrently with execution of this Agreement, subject to the title defect procedures provided for hereinbelow, ZaZa shall pay to Range the sum of $4,256,662.50 in immediately available U.S. funds (“Initial Installment”), and, upon the expiration of the Due Diligence Period (defined below), ZaZa shall pay to Range a second payment of $4,256,662.50 in immediately available U.S. funds (“Final Installment”), for a total cash consideration of $8,513,325.00 (the Initial Installment and Final Installment are collectively referred to as “Consideration”), and, concurrently with the payment of the Initial Installment, Range shall execute and deliver an Assignment to ZaZa of the associated Leases described on Exhibit A as provided by Article 1.  Said Assignment shall be in substantively identical form as the assignment attached as Exhibit B (the “Assignment”), conveying to ZaZa the Working Interest set forth in Paragraph 1.2 above, subject to (i) the reservations by Range provided by Paragraph 1.2 of this Agreement; (ii) a special warranty of title from Range to ZaZa against every person whomsoever lawfully claims or is claiming title to the Leases, by, through or under Range or its affiliates, for a period of six (6) calendar months immediately following the end of the Due Diligence Period; and (iii) any post-Assignment obligations provided for pursuant to this Agreement.

2.1                               Access to Records and Leases.  Upon execution of this Agreement, to the extent the Lease records are in Range’s possession or control and are not subject a non-disclosure or confidentiality obligation to a third party, Range shall make such records available to ZaZa or its agents at Range’s office in Fort Worth, Texas, during normal business hours, for examination and copying by ZaZa or its agents and shall grant ZaZa access to the Leases for inspection to the extent that Range has the right to grant such access. Range will use reasonable commercial efforts to furnish to ZaZa (or its representatives) all other information with respect to the Leases that ZaZa may from time to time reasonably request, except to the extent that Range determines in good faith that disclosure of the information covered thereby is prohibited by agreement with a third party.  ZaZa agrees to conduct its due diligence at its own cost and expense without unreasonable disruption of Range’s normal and usual operations.

2.2                               Definitions.  For purposes of this Agreement, the following expressions and terms will have the meanings set forth hereinafter:

(a)                                 “Good and Defensible Title” means such beneficial, legal and record title ownership of the Leases that, subject to and except for Permitted Encumbrances as defined in Paragraph 2.2(c):

i.                                          in the case any portion of a Lease entitles ZaZa to receive a share of the hydrocarbons produced, saved and marketed from such Lease throughout the duration of the productive life of such Lease, after satisfaction of all royalties, overriding royalties, nonparticipating royalties, net profits interests or other similar burdens on or measured by production of hydrocarbons (a “Net Revenue Interest”), of not less than a 75% Net Revenue Interest in each Lease;

ii.                                       in the case any Lease obligates ZaZa to bear a percentage of the costs and expenses for the maintenance, development, operation and the production relating to such Lease throughout the productive life of such Lease (“Working Interest”) not greater than ZaZa’s 75% Working Interest for such Lease, in each case without increase, except increases to the extent that they are accompanied by a proportionate increase in ZaZa’s 75 % Net Revenue Interest for such Lease;

iii.                                    in the case of each Lease, such Lease covers the Net Acres set forth in Exhibit A, and is free from reasonable doubt to the end that prudent persons engaged in the business of the ownership, development and operation of oil and gas properties with knowledge of all facts and appreciation of their legal significance would be willing to accept the same;

iv.                                   is free and clear of any liens and encumbrances.

(b)                                 “Net Acres” means, with respect to a Lease, the undivided interest of ZaZa in the leasehold estate created by the applicable Lease multiplied by the number of acres covered by the Lease multiplied by the lessor’s percentage interest in the oil and gas mineral fee estate in the land covered by the Lease.

(c)                                  “Permitted Encumbrances” means:

i.                                          lessors’ royalties, overriding royalties and payments out of production affecting ZaZa’s Net Revenue Interest if the net cumulative effect of such burdens does not operate to (a) reduce the Net Revenue Interest or Net Acres of ZaZa in any Lease less than the 75% Net Revenue Interest set forth for such Lease or the approximately 28,378 Net Acres out of the 37,837 Net Acres (proportionally increased if more than 37,837 Net Acres are held by Range immediately prior to the Assignment; or (b) increase the Working Interest of ZaZa in any such Lease to greater than 75% Working Interest (unless ZaZa’s Net Revenue Interest therein is increased in the same proportion);

ii.                                       preferential rights to purchase, required third party consents to assignment, and similar agreements with respect to which, prior to the Assignment, (a) waivers or consents are obtained from the appropriate parties; (b) the appropriate time for asserting such rights has expired without an exercise of such rights; (c) with respect to consents, such consents need not be obtained prior to Assignment; or (iv) with respect to consents, the failure to obtain such consents will not have a material adverse effect on the value of the Leases;

iii.                                    all rights to consent by, required notices to, filings with, or other actions by governmental bodies in connection with the sale or conveyance of the Leases if the same are customarily obtained, subsequent to such sale or conveyance;

iv.                                   easements, rights-of-way, servitudes, permits, surface leases, and other rights in respect of surface operations which do not and will not materially interfere with or detract from the operation, value, or use of the Leases by ZaZa;

v.                                      statutory liens for taxes not yet due or not yet delinquent or are being contested in good faith in the normal course of business;

vi.                                   materialman’s, mechanic’s, repairman’s, employee’s, contractor’s, operator’s, and other similar liens or charges arising in the ordinary course of business relating to obligations that have not yet become due and payable;

vii.                                all rights reserved to or vested in any Governmental Body (defined below) to control or regulate any of the Leases in any manner, and all applicable laws;

viii.                             all defects and irregularities of title that would not reasonably be expected to result in claims that would materially and adversely affect Range’s title to, or ownership, operations, or value of, the Leases, including, without limitation (a) defects in the early chain of title consisting of the failure to recite marital status or the omission of succession or heirship proceedings; (b) defects or irregularities arising out of the lack of a survey; (c) defects or irregularities arising out of or relating to the lack of powers of attorney from corporations to execute and deliver documents on their behalf or lack of spousal joinder; (d) defects of title which result from the failure to file assignments or other documents in the state or federal records so long as such assignments or other documents are properly recorded in the county records; and (e) irregularities cured by possession under applicable statutes of limitation and statutes relating to acquisitive (or liberative) prescription; and

ix.                                   any liens or encumbrances created by Deeds of Trusts or mortgage instruments securing a promissory note granted by the owner of the surface or minerals and all other liens, charges, encumbrances, instruments, obligations, defects and irregularities affecting the Leases which, individually or in the aggregate, do not (or would not upon foreclosure or other enforcement): (a) interfere materially with the operation, value, or use of any of the Leases; (b) prevent ZaZa from receiving the proceeds of production from any of the

Leases attributable to its Interest; (c) reduce the interests of ZaZa with respect to hydrocarbons produced from any Lease below the 75% Net Revenue Interest set forth in Paragraph 1.2 for such Lease; or (d) increase the share of the costs and expenses that ZaZa is obligated to pay above the 75% Working Interest set forth in Paragraph 1.2 for the Leases without a proportionate increase in the 75% Net Revenue Interest for such Lease.

(d)                                 “Title Defect” means any matter that would cause the title to the Leases to fail to qualify as Good and Defensible Title (including, without limitation, a discrepancy in the Interest or the Net Acres).

(e)                                  “Allocated Value” means, with respect to each Lease, the amount set forth on Exhibit A under the column styled “Allocated Value” for such Lease (equal to $300.00 per Net Acre).

2.3                               Notice of Title Defect.  During the period immediately following the date the last Party executes this Agreement (“Execution Date”) and ending thirty (30) calendar days thereafter (the “Due Diligence Period”), ZaZa may review title to the Leases and may notify Range in writing (the “Title Defect Notice”) of any Title Defect.  Any notice provided hereunder shall include a description of the Title Defect, the portion of the Lease affected by the Title Defect and the Allocated Value of the Title Defect (the “Defect Value”).

2.4                               Remedies for Title Defects.  For any Title Defect asserted by ZaZa during the Due Diligence Period, subject to the termination rights of ZaZa pursuant to Paragraph 2.7, Range shall have the option of (i) curing the Title Defect, (ii) contesting the Title Defect or the Defect Value, (iii) reducing the Final Installment by an amount equal to the Defect Value (“Title Defect Reduction”); (iv) making a Title Defect Payment (defined below); or (v) removing the affected Leases from the transaction contemplated herein and reducing the Final Installment by the Allocated Value thereof.

2.5                               Procedure for Resolving Title Defects.  With respect to Title Defects properly and timely asserted by ZaZa as provided herein, the following procedures shall apply.

(a)                                 If Range contests the existence of a Title Defect or the Defect Value, Range shall so notify ZaZa in writing on or before five (5) calendar days after Range’s receipt of the Title Defect Notice (“Rejection Notice”).  The Rejection Notice shall state with reasonable specificity the basis of Range’s rejection of the Title Defect or the Defect Value.  No later than five (5) calendar days following ZaZa’s receipt of the Rejection Notice, representatives of ZaZa and Range, knowledgeable in title matters, shall meet and endeavor in good faith to either: (i) agree to mutually reject the particular Title Defect, or (ii) agree on the validity of such Title Defect and the Defect Value, in which case Range may cure such Title Defect at its own expense and to ZaZa’s reasonable satisfaction and, failing such cure, make a title defect payment (“Title Defect Payment”) equivalent to the outstanding Defect Value.  If the Parties cannot agree on either option (i) or (ii) in the preceding sentence, the Title Defect or the Defect Value subject to the Rejection Notice shall be submitted to dispute resolution in accordance with the procedures set forth in Paragraph 2.8.

(b)                                 Notwithstanding anything to the contrary herein, (i) an individual claim for a Title Defect for which a valid Title Defect Notice is given shall only generate an obligation for a Title Defect Reduction or Title Defect Payment if the Defect Value with respect thereto exceeds $5,000.00 (ii) the aggregate Defect Values attributable to all Title Defects shall not exceed the Allocated Value of such Leases, and (iii) there shall be no Title Defect Payment unless and until the aggregate Defect Values that are entitled to an adjustment hereunder, and for which Title Defect Notices were timely delivered, exceed $50,000.00 (the “Title Deductible”).

(c)                                  In the event that, within one hundred twenty (120) calendar days after the end of the Due Diligence Period, Range is able to cure at its expense and to ZaZa’s reasonable satisfaction any Title Defect with respect to which an adjustment to the Consideration was made without excluding the Lease affected thereby from the Interest in the Leases conveyed by the Assignment, ZaZa shall pay the amount of such adjustment to Range within one hundred fifty (150) calendar days after the Due Diligence Period.

2.6                               Value of Defects.  The Defect Value for a Title Defect shall be determined as follows:

(a)                                 If, because of the Title Defect, title to a particular Lease fails completely with the effect that ZaZa has no ownership interest in the relevant Lease, the Defect Value shall be the Allocated Value of that Lease.

(b)                                 If the Title Defect consists of a an unpermitted lien, encumbrance or other charge upon the Lease, which is liquidated in amount, the Defect Value shall be the amount necessary to pay the obligee to remove such Title Defect.

(c)                                  If ZaZa’s actual Net Revenue Interest in a Lease is less than the 75% Net Revenue Interest set forth for in Paragraph 1.2 for such Lease, the Defect Value shall be an amount equal to (i) the ratio of (x) the difference obtained by subtracting the actual Net Revenue Interest for such Lease from the 75% Net Revenue Interest set forth in Paragraph 1.2 for such Lease to (y) the 75% Net Revenue Interest set forth for such Lease in Paragraph 1.2 (ii) multiplied by the Allocated Value for such Lease.

(d)                                 If the Title Defect is one other than described in subparagraphs 2.6(a) through 2.6(c), the Defect Value shall be the commercially reasonable amount determined by mutual agreement of the Parties.

2.7                               Right to Terminate Agreement.  In the event the sum of the values attributed to Title Defects equals or exceeds 30 % of the Consideration, and Range elects not to cure or is unable to cure such Title Defects, ZaZa may elect to terminate this Agreement without liability to Range, in which case ZaZa shall be entitled to a refund of the Consideration.

2.8                               Expert Determination.

(a)                                 If Range and ZaZa are unable to agree, as herein provided, regarding the existence of a Title Defect or the applicable Defect Value, the Parties shall promptly refer the matter for determination in the manner hereinafter provided to an independent qualified expert selected by mutual agreement of the Parties who possesses the requisite knowledge, skill and experience to determine the issue in question (the “Defect Expert”).  The Defect Expert may enlist the advice of attorneys, geologists, and landmen mutually agreed upon by the Parties and any other neutral expert as it deems reasonably necessary.

(b)                                 Upon referral to the Defect Expert, the Parties shall each deliver to the other Party and the Defect Expert a notice setting forth in adequate detail the issues to be determined by the Defect Expert and the decision (on a word-for-word basis) that such Party wishes the Defect Expert to make with respect to the issues to be determined (the “Decision Notice”); provided, however, that in preparing their Decision Notice, each Party (as well as the Defect Expert) shall be bound by the terms of this Agreement.  Within two (2) business days after the giving of the two Decision Notices, the Parties shall attend a meeting with the Defect Expert at a mutually acceptable time and place to discuss fully the content of such Decision Notice and, based thereon, determine whether either or both wish to modify their Decision Notices in any way.  Any such modifications shall be discussed, so that when each Party finalizes its Decision Notice, it shall do so with full knowledge of the content of the other Party’s final Decision Notice.  The finalization of such Decision Notices and the delivery of same by each Party to the other shall occur at the meeting unless the Parties agree to have one or more additional meetings for such purposes.  The Defect Expert shall be required to adopt the decision set forth in either final Decision Notice and shall have no power whatsoever to reach any other result.  Such Defect Expert shall adopt the decision that, in his or her judgment, is the more fair and equitable decision and in conformity with this Agreement and consistent with prevailing industry standards.

(c)                                  The decision, made in writing and signed by the Defect Expert, shall determine such dispute.  Such decision shall be made, signed and delivered to the Parties at the meeting unless otherwise agreed by the Parties.  The expenses of the Defect Expert and any other expert retained by the Defect Expert under this Agreement shall be borne equally by the

Parties, except that each Party shall bear the compensation and expense of its own counsel, witnesses and employees.  The determination and award of the Defect Expert shall be final and binding upon the Parties, and judgment may be entered thereon in any court of competent jurisdiction upon the application of either Party.

2.9                               Definitions.  For purposes of this Agreement, the following expressions and terms will have the meanings set forth hereinafter:

(a)                                 “Applicable Laws” means all laws, statutes, treaties, rules, codes, ordinances, regulations, certificates, orders, interpretations, licenses and permits of any Governmental Body, including the common or civil law and all judgments, decrees, injunctions, writs, orders, or like action of any court, arbitrator, or other Governmental Body of competent jurisdiction; and

(b)                                 “Governmental Body” means any federal, state, provincial, municipal, tribal, county, parish, or other federal, state or local governmental authority or judicial or regulatory agency, board, body, department, bureau, commission, instrumentality, court, tribunal or quasi-governmental authority in any jurisdiction (domestic or foreign).

3.0                               Designation of Operator, Drilling and Completion of Commitment Well, Substitute Well and Subsequent Wells, and Penalties

3.1                               On or before July 1, 2012, ZaZa, as the designated operator of the Leases and new leases jointly acquired by the Parties within the AMI, shall commence operations to 1) re-enter the Gibbs Brothers 1H (API 42-471-30348) located in the M. Herrera Survey A-25, Walker County, Texas; OR 2) drill and complete a well at a mutually agreeable location on lands covered solely by the Leases which location shall be proposed by ZaZa to Range and Range’s approval of such well shall not be unreasonably withheld (the “Commitment Well”).  The Commitment Well shall be re-entered and/or drilled with reasonable diligence and prudence in a good faith attempt to reach a depth sufficient to test the Eagle Ford Pepper Shale Formation, the stratigraphic equivalent of said formation may been seen on the Array Induction Compensated Neutron Litho-Density log of the Anadarko Tanqueray Unit #1 Well (API# 42-471-30293) located in the Jose Sanchez Survey A-46, Walker County, Texas at a depth of 12,230 to 12,375 feet (“Minimum Required Depth”), unless otherwise agreed to by the Parties.  The Commitment Well shall be drilled to include a pilot hole sufficient to log the entire interval and provide logs that are permissible pursuant to the terms of the relevant Lease and all reasonably available well data on Exhibit C; required logs shall only include the: a) Platform Express Triple Combo (AIT/CNL-FDC/PE), and b) Dipole Sonic/Sonic Scanner (subject only to the obtainment of a Lease depth extension from the respective lessor reasonably sufficient to allow the operator to conduct the logging operations in compliance with the depth restrictions contained in the  relevant Lease); and, although not explicitly required to reach the Earning Point, ZaZa shall exercise its reasonable best efforts, subject to hole conditions, tool availability and the obtainment of a Lease depth extension from the respective lessor reasonably sufficient to allow the operator to conduct the logging operations in compliance with the depth restrictions contained in the relevant Lease, to also obtain c) Elemental Capture (ECS), d) Dual Oil-Base Micro Imager, and e) 50 Rotary Sidewalls.  The Commitment Well shall be drilled and completed as a Horizontal Well that meets the definition of a “horizontal drainhole well” under Statewide Rule 86 of the Railroad Commission of Texas, with a horizontal section being no less than 4000’ (“Minimum Required Lateral Length”), unless material technological or mechanical issues are experienced after commencement of drilling that prevent drilling to a lateral length of 4000’.  If, prior to reaching the Minimum Required Depth or the Minimum Required Lateral Length, the Commitment Well must be abandoned due to mechanical difficulties, waterflow, loss of circulation, excessive pressure, cavities, caprock, salt or salt dome material, heaving shale or other practically impenetrable conditions which would, in the opinion of a reasonably prudent operator, render further drilling impractical, then ZaZa may, but not later than sixty (60) calendar days after the release of the rig from the Commitment Well, at its option commence the drilling of a substitute for the Commitment Well in a bona fide effort to reach the Minimum Required Depth and Minimum Required Lateral Length (the “Substitute Well”), and such Substitute Well shall, for all purposes, be considered the Commitment Well.  Failure to commence the Commitment Well will result in the remedy provided in Paragraph 3.4.

3.2                               (a) The actual costs of drilling the Commitment Well, or Substitute Well shall be disproportionally borne 100% by ZaZa up to and until ZaZa has drilled, completed, installed all facilities reasonably necessary to produce oil and/or gas from said well, and actually initiated sales of oil and/or gas on the Commitment Well and/or Substitute Well (the “Earning Point”).  Upon reaching the Earning Point, (i) the disproportionate spend shall cease, (ii) ZaZa will retain all its Interest, and (iii) the participating Parties shall share all actual costs in proportion to the Parties Working Interest.

(b) The actual costs of operations by participating Parties after the Earning Point shall be borne 75.00% by ZaZa and 25.00% by Range.

(c) Subject to Paragraph 3.2 (a), any proposal after the Earning Point to drill a well on the Leases that is not a Commitment Well, or Substitute Well, shall be drilled on a non-promoted basis and drilled pursuant to the terms of the JOA described in Paragraph 6.1 below.

3.3                               As to the Commitment Well, or Substitute Well, any title opinions, supplemental title opinions and curative expenses or costs associated therewith that are incurred by ZaZa, as operator, prior to the Earning Point, shall be paid 100% by ZaZa.  Any such costs incurred after the Earning Point shall be borne by the participating Parties in proportion to their interest, 75.00% by ZaZa and 25.00% by Range.

3.4                               It is understood that if ZaZa fails to commence operations on the Commitment Well on or before July 1, 2012 or, if the Earning Point has not yet been reached and a Substitute Well has not been commenced in a timely manner as provided by Paragraph 3.1, or if the Earning Point has not been reached by November 1, 2012, then ZaZa shall assign or re-assign to Range an undivided 25% interest in the Leases using an assignment with ZaZa as assignor and Range as assignee substantively identical to the form of assignment attached as Exhibit B, and will execute any and all documents reasonably required to transfer to Range the status of operator of the Leases.  Any proposal to drill a well on the Leases after July 1, 2012 that is not a Substitute Well, shall be drilled on a non-promoted basis and drilled pursuant to the terms of the

JOA described in Paragraph 6.1 below.

4.0                               Terms of Range’s Carried Working Interest

4.1                               Range, its successors and assigns, will have a 25.00% carried working interest through up to the Earning Point in the Commitment Well, or Substitute Well(s), drilled in the Stayin’ Alive Area detailed in the attached Exhibit F.  Range’s carried working interest shall be free of all costs and expenses whatsoever incurred prior to the Earning Point in the Commitment Well, or Substitute Well(s).

The carried working interest reserved by Range shall be proportionately reduced in the event the Parties’ interest in the Leases is less than 100% of the fee mineral estate in the a Commitment Well or Substitute Well.  If the Commitment Well or Substitute Well includes acreage in which Range owns less than 100% of the fee mineral estate interest and Range is subject to proportionate reduction, then Range shall participate in subsequent wells with a Carried Working Interest being the equivalent of 100% less Range’s interest in the Commitment Well or Substitute Well, and subsequent wells, until the Earning Point has been reached.

5.0                               Area of Mutual Interest

(a)                                 The Parties hereby establish an Area of Mutual Interest (“AMI”). The AMI shall be those lands shown on the plat attached hereto as Exhibit D. Unless sooner terminated by mutual agreement of the Parties hereto, the designated AMI shall remain in full force and effect for a period of three (3) years from the Effective Date hereof, at which time it shall terminate and dissolve without any further action by the Parties hereto. Any Party acquiring (the “Acquiring Party”) any leasehold interests or contractual right to earn leasehold interests, mineral interests, royalty interests, rights under farmout or farmin agreements, production payments, net profits interests, and any other interest in the oil, gas, condensate, and casinghead gas in, on or under the lands within the AMI during the term above stated shall offer such interest(s) and shall furnish the other Parties with the following information: (a) copies of the documents reflecting the rights to such interests, (b) instruments sufficient to verify the actual consideration paid or agreed to for the acquisition of such interest (including, without limitation, any drilling obligations), (c) a plat or exact description of the location of the interest, and (d) any other documents pertinent to the other Party evaluating the Acquiring Party’s interest; provided, however, that (i) no Party shall be required to offer to the other Party any interest or right to acquire an interest in the AMI pursuant to a merger, consolidation, reorganization or share acquisition; (ii) ZaZa will have no obligation to offer to Range any leases or legal or equitable or contractual interest therein, including, without limitation, any unexercised lease options, letters of intent, or other contractual arrangements within the AMI which ZaZa has an interest in, either directly or indirectly, or is a party to, on or before the Execution Date; or (iii) any undivided interest acquired by ZaZa after the Execution Date in a lease within the AMI held by ZaZa, or for the account of ZaZa, prior to the Execution Date (e.g. if ZaZa holds 30% of 8/8ths in a lease on or before the Execution Date and later acquires the remaining 70% of 8/8ths, the entire 8/8ths shall not be subject to the AMI).  Each non-acquiring Party (“Non-Acquiring Party”) shall have thirty (30) calendar days following receipt of such notice in which to indicate its election to participate in said acquisition by written response delivered to the Acquiring Party accompanied by good funds covering its share of the acquisition costs.  Failure of the Non-Acquiring Party, after receipt of such notice, to timely respond to the Acquiring Party within the above specified period of time shall constitute an election by the Non-Acquiring Party not to participate in such acquisition.  In the event all of the Parties hereto elect to acquire their proportionate share of any acquisition hereunder, then the lands covered thereby shall become subject to the JOA.  Any interest not taken shall be retained by the Acquiring Party.  Sales or transfers of a Lease, or an interest which has previously been offered under this Paragraph 5.0, are not required to be offered to the other Party.  In the event a part of the consideration concerning the cost of an acquisition within the AMI requires the drilling of a well or the acquisition of 3-D data prior to earning an assignment of a leasehold interest, for purposes of this Paragraph 5.0 it shall be considered that such leasehold interest has been acquired and the offer shall be made as soon as the agreement to acquire the same has been executed.  If the acquisition is an option or similar agreement in which the acquiring party has paid for the optional right to acquire a leasehold interest in the future, and if the Party to whom the interest is offered elects not to participate in acquisition of the option, it shall have no right to participate in any leasehold interest thereafter acquired by exercise of the option.

(b)                                 In the event a lease (or other interest) lies partially within and partially outside of the AMI, then the offer required to be made under this Paragraph 5.0 shall incorporate the entirety of the lease and, if the non-acquiring Party participates in the acquisition of the lease (or other interest), then the outside boundaries of the AMI shall be expanded to include the entirety of the lease (or other interest) acquired.

(c)                                  Any interests and/or rights offered under this Paragraph 5.0 shall be offered to the Parties as to their respective interests as reflected in Paragraph 3.2(b) above.

6.0                               Joint Operating Agreement

6.1          The Parties will execute a joint operating agreement (“JOA”) substantively identical in form to the one attached hereto as Exhibit E with its contract area being identical to all of the lands subject to the Leases on Exhibit A.  The JOA shall name ZaZa as initial operator.  In the event of a conflict between the terms and provisions of this Agreement and the JOA, the terms of this Agreement shall control.  The presence of a term governing conduct in the JOA and the absence of a term governing the same conduct in this Agreement shall not constitute a conflict between the agreements.

6.2          For each well drilled by ZaZa as operator (including the Commitment Well or any Substitute Well(s)), ZaZa shall provide Range copies of daily drilling or operations reports as are generated by ZaZa in the ordinary course of its business, as well as copies, if any, of intermediate logs, mud logs, electric logs, velocity surveys, core analysis, completion reports, four point tests, pressure tests, reserve reports and other well tests or data obtained by ZaZa in its operations upon any well drilled or operated on the Leases, as well as all geological, geophysical and engineering data.  Range, or its representatives, shall, at its or their sole risk and expense, have complete access to the location and derrick floor of any well drilled or reworked pursuant to this Agreement and to logging and testing trucks.  Range’s specific well information requirements are included as Exhibit C to this Agreement.  Said well information requirements may be modified at any time prior to the spudding upon the written agreement of the Parties.

7.0                               Failure to Perform

7.1          All security provisions contained in the form JOA attached as Exhibit E are incorporated into this Agreement as security for the obligations of each Party under this Agreement.

8.0                               Force Majeure

8.1          Neither Party will be liable to the other for any failure of or delay in performance of its obligations under this Agreement to the extent that the failure or delay is caused by circumstances beyond its reasonable control (other than any covenant or agreement which relates to the payment of money), including, but not limited to, acts of God, acts of a public enemy, fires, floods, wars, civil disturbances, sabotage, accidents, insurrection, blockades, embargos, storms, explosions, damage to its plants, labor disputes (whether or not the employee’s demands are reasonable and within the party’s power to satisfy), acts of any Governmental Body, whether civil or military, foreign or domestic, all perils of the seas and other waters, failure or delay (other than an account of price) of third parties or governmental bodies from whom a party is obtaining or must obtain rights of way, easements, franchises, permits, machinery, materials, equipment, transportation, independent contractors, services or supplies, including gas gathering or transportation services, to grant or deliver the same, or inability to obtain labor, services, materials, equipment or transportation (individually and collectively, “Force Majeure”). Any failure or delay caused by Force Majeure will not give the other respective Parties the right to terminate this Agreement or to recover damages for the failure or delay. The respective Parties shall be able to rely on Force Majeure to extend any deadline set forth in this Agreement, will give prompt notice to the other Party of any occurrence of Force Majeure, and will use its best efforts to minimize the duration and consequences of any failure or delay in performance caused by Force Majeure.

9.0                               Miscellaneous

9.1          Nothing in this Agreement shall be construed as creating a partnership or otherwise establishing joint or collective liability. No partnership, agency, joint venture or mining partnership is intended or meant to be created by this Agreement, and no act by the

Parties shall operate to create any such relationship.

9.2          This Agreement and the documents to be executed pursuant to this Agreement, and the attached Exhibits evidences the complete agreement of the Parties, and all prior or contemporaneous representations or communications are merged into this Agreement. This Agreement may be amended only by an agreement executed by the Parties hereto, their successors and assigns, in writing.

9.3          Neither Party shall assign this Agreement, in whole or any portion thereof, without the prior written consent of the other Party, such consent shall not be unreasonably withheld.

9.4          Should any provision of this Agreement be declared unenforceable by operation of law or by reason of ambiguity, the balance of the provisions of this Agreement shall remain in full force and effect and the unenforceable provision shall be modified so as to conform to the intent of the Parties with respect to such provision found unenforceable.

9.5          There are no third parties who are intended to be beneficiaries of this Agreement.

9.6          This Agreement and the transactions contemplated hereby shall be governed by the laws of the State of Texas, without regard to its rules governing conflicts of laws.

9.7          Each of the Parties represents to the others that it is not subject to an area of mutual interest or similar agreement with a third party pursuant to which such Party would be required to offer an interest obtained within the AMI established herein to such third party prior to offering the interest to the other Party under the AMI.

9.8          This Agreement may be executed in any number of counterparts, and each such counterpart, when executed and delivered, shall be deemed to be an original instrument, but such counterparts together shall constitute for all purposes one agreement. The exchange of copies of this Agreement and of signature pages by facsimile or by electronic image scan transmission in .pdf format shall constitute effective execution and delivery of this Agreement as to the Parties and may be used in lieu of the original Agreement for all purposes. Signatures of the Parties transmitted by facsimile or electronic image scan transmission in .pdf format shall be deemed to be their original signatures for all purposes.  Any Party that delivers an executed counterpart signature page by facsimile or by electronic scan transmission in .pdf format shall promptly thereafter deliver a manually executed counterpart signature page to the other Party; provided, however, that the failure to do so shall not affect the validity, enforceability, or binding effect of this Agreement.

9.9          Any notice, communication, or payment to a Party hereto may be sent to such party at the following respective addresses, or to such different address as such Party may hereafter designate in writing to the other Party hereto:

Range Texas Production, LLC

100 Throckmorton Street, Suite 1200

Fort Worth, Texas 76102

817/870-2601

817/870-2316 Fax

ZaZa Exploration Corporation

1301 McKinney Street, Suite 3000

Houston, TX  77010

713/595-1900

713/595-1919

The originating notice to be given under any provisions hereof shall be deemed given when received by the Party to whom such notice is directed, and the time for such Party to give any response thereto shall run from the date the originating notice is received. The second or any subsequent responsive notice shall be deemed given when deposited in the United States Post Office postage or charges prepaid, or transmitted by fax.

9.10        The headings of paragraphs used in this Agreement are for convenience only and shall not be considered a part of or affect the construction or interpretation of any provision of this Agreement.  References herein to paragraphs, exhibits, and schedules are to paragraphs, exhibits, and schedules to this Agreement unless expressly stated otherwise.

9.11        No waiver of any of the provisions of this Agreement shall be deemed or shall constitute a waiver of any other provisions of this Agreement (whether or not similar), nor shall such waiver constitute a continuing waiver unless otherwise expressly provided.

9.12        Except as required by Applicable Laws, neither Party shall issue any press or other similar release or public announcements regarding this Agreement without the prior written consent of the other Party, which consent shall not be unreasonably withheld, conditioned or delayed.

9.13        Except as otherwise provided in this Agreement, no party shall be entitled to recover from the other Party losses, costs, expenses, or damages arising under this Agreement or in connection with or with respect to the transactions contemplated in this Agreement, any amount in excess of the actual compensatory damages, court costs and reasonable attorney fees, suffered by such Party.  EACH PARTY WAIVES ANY RIGHT TO RECOVER CONSEQUENTIAL, INCIDENTAL, SPECIAL, TREBLE, EXEMPLARY, OR PUNITIVE DAMAGES OR LIABILITIES ARISING IN CONNECTION WITH OR WITH RESPECT TO THIS AGREEMENT.

10.0                        Exhibits

10.1        Reference is hereby made to the following Exhibits. The Exhibits attached to this Agreement and made a part hereof are:

i.                                          Exhibit A:  The Leases.

ii.                                       Exhibit B:  Form of Assignment.

iii.                                    Exhibit C:  Well Data Requirements and Distribution.

iv.                                   Exhibit D:  Area of Mutual Interest - Plat

v.                                      Exhibit E:  Form of Joint Operating Agreement

vi.                                   Exhibit F:  Leasehold - Plat.

11.0                        Execution

This Agreement shall be considered effective and closed upon the execution by Range and ZaZa.

[Signature page to follow]

IN WITNESS WHEREOF, the duly authorized representatives of the Parties have caused this Agreement to be executed on the date written below but the Agreement is effective as of the Effective Date.

Range Texas Production, LLC

By:	/s/ D. Neal Harrington
D. Neal Harrington, Vice President

Date:	3/28/2012

ZaZa Energy Corporation

By:	/s/ Randy Parsley
Randy Parsley, Executive Vice President

Date:	3/28/2012

Exhibit A

Participation Agreement dated March 1, 2012

Lessor	Lessee	Lease Date	Book	Page	Recording
COX LEIGH H JR	San Luis Energy, L.L.C.	12/28/2009	1013	487	Official Records of Walker County, Texas
ALLPHIN CHARLES	San Luis Energy, L.L.C.	1/20/2010	956	600	Official Records of Walker County, Texas
ALLPHIN JAMES ET UX	San Luis Energy, L.L.C.	1/20/2010	956	605	Official Records of Walker County, Texas
DALE MYERS ET UX	San Luis Energy, L.L.C.	1/21/2010	965	681	Official Records of Walker County, Texas
LOPEZ JOSEPH A ET AL	San Luis Energy, L.L.C.	2/10/2010	956	597	Official Records of Walker County, Texas
HAYNES VERDIS ALEXANDER	San Luis Energy, L.L.C.	2/11/2010	965	627	Official Records of Walker County, Texas
SMITH MARK GERARD	San Luis Energy, L.L.C.	2/11/2010	965	630	Official Records of Walker County, Texas
DAGENHART RONALD T ET AL	San Luis Energy, L.L.C.	2/12/2010	965	676	Official Records of Walker County, Texas
HAYNES VODIS H	San Luis Energy, L.L.C.	2/12/2010	955	443	Official Records of Walker County, Texas
BUTLER JAMES ETTA	San Luis Energy, L.L.C.	2/12/2010	965	664	Official Records of Walker County, Texas
ARCHIE EARSIE M	San Luis Energy, L.L.C.	2/12/2010	965	624	Official Records of Walker County, Texas
BIRDWELL PEARLINE HAYNES COLLI	San Luis Energy, L.L.C.	2/14/2010	956	618	Official Records of Walker County, Texas
HAYNES EDGAR	San Luis Energy, L.L.C.	2/14/2010	965	643	Official Records of Walker County, Texas
BOOKMAN BETTY J	San Luis Energy, L.L.C.	2/18/2010	965	661	Official Records of Walker County, Texas
HAYNES CHARLES LEON	San Luis Energy, L.L.C.	2/18/2010	965	658	Official Records of Walker County, Texas
HAYNES CEDRIC A	San Luis Energy, L.L.C.	2/18/2010	965	649	Official Records of Walker County, Texas
HAYNES RUBY EARL	San Luis Energy, L.L.C.	2/18/2010	965	652	Official Records of Walker County, Texas
JOHNSON MARY F HAYNES	San Luis Energy, L.L.C.	2/18/2010	965	655	Official Records of Walker County, Texas
HAYNES JAMES A	San Luis Energy, L.L.C.	2/18/2010	956	594	Official Records of Walker County, Texas
GRIFFIN FREDDIE	San Luis Energy, L.L.C.	2/18/2010	955	471	Official Records of Walker County, Texas
KLAWINSKY MARK	San Luis Energy, L.L.C.	2/21/2010	965	667	Official Records of Walker County, Texas
HAYNES BILLY	San Luis Energy, L.L.C.	2/22/2010	956	640	Official Records of Walker County, Texas
ROSS JACQUELINE ET AL	San Luis Energy, L.L.C.	2/22/2010	956	637	Official Records of Walker County, Texas
PEAVY JOHN W JR ET UX	San Luis Energy, L.L.C.	2/24/2010	965	672	Official Records of Walker County, Texas
HAYNES HOWARD D	San Luis Energy, L.L.C.	2/25/2010	955	436	Official Records of Walker County, Texas
HAYNES REGINALD DEWAYNE	San Luis Energy, L.L.C.	2/25/2010	957	538	Official Records of Walker County, Texas
WILSON EARL J	San Luis Energy, L.L.C.	2/26/2010	956	621	Official Records of Walker County, Texas
MAXIEY JAMES A	San Luis Energy, L.L.C.	2/27/2010	956	615	Official Records of Walker County, Texas
MAXIEY SONYA R	San Luis Energy, L.L.C.	3/1/2010	965	646	Official Records of Walker County, Texas
LEWIS HORACE N JR ET UX	San Luis Energy, L.L.C.	3/1/2010	956	610	Official Records of Walker County, Texas
WEIR CHARLES	San Luis Energy, L.L.C.	3/9/2010	955	421	Official Records of Walker County, Texas
WARREN FAMILY LIVING TRUST	San Luis Energy, L.L.C.	3/9/2010	965	639	Official Records of Walker County, Texas
SAGE GREEN COMPANY	San Luis Energy, L.L.C.	3/10/2010	965	635	Official Records of Walker County, Texas
WEIR GREGORY SCOTT	San Luis Energy, L.L.C.	3/22/2010	955	431	Official Records of Walker County, Texas
HANSON JOE W	San Luis Energy, L.L.C.	3/22/2010	955	439	Official Records of Walker County, Texas
CALLAWAY BETTLY L COLLEY	San Luis Energy, L.L.C.	3/22/2010	956	695	Official Records of Walker County, Texas

1

Exhibit A

Participation Agreement dated March 1, 2012

Lessor	Lessee	Lease Date	Book	Page	Recording
BRIGHT JASON L	San Luis Energy, L.L.C.	3/23/2010	955	446	Official Records of Walker County, Texas
SHORT MARK ETUX	San Luis Energy, L.L.C.	3/25/2010	957	575	Official Records of Walker County, Texas
SHOULTZ ANGELA	San Luis Energy, L.L.C.	3/26/2010	955	456	Official Records of Walker County, Texas
SHOULTZ RETA	San Luis Energy, L.L.C.	3/26/2010	955	426	Official Records of Walker County, Texas
MARTIN GUY N	San Luis Energy, L.L.C.	3/26/2010	956	627	Official Records of Walker County, Texas
MARTIN JOHN R III	San Luis Energy, L.L.C.	3/26/2010	956	632	Official Records of Walker County, Texas
MELCHER TRACEY WEIR	San Luis Energy, L.L.C.	3/30/2010	955	451	Official Records of Walker County, Texas
STAPLES WINFRED ANN	San Luis Energy, L.L.C.	3/31/2010	955	476	Official Records of Walker County, Texas
EASTHAM HARRIS G TRUST	San Luis Energy, L.L.C.	3/31/2010	953	115	Official Records of Walker County, Texas
YEAGER MICHAEL A ET UX	San Luis Energy, L.L.C.	4/1/2010	956	660	Official Records of Walker County, Texas
YEAGER JEFFREY S	San Luis Energy, L.L.C.	4/1/2010	956	653	Official Records of Walker County, Texas
MUTT CO LTD	San Luis Energy, L.L.C.	4/1/2010	956	745	Official Records of Walker County, Texas
FAILS MARY KATHERINE	San Luis Energy, L.L.C.	4/2/2010	956	740	Official Records of Walker County, Texas
KELLEY L EUGENE ET UX	San Luis Energy, L.L.C.	4/6/2010	956	675	Official Records of Walker County, Texas
LEVEE ARTHUR A ET UX	San Luis Energy, L.L.C.	4/6/2010	956	670	Official Records of Walker County, Texas
LEVEE ARTHUR A JR ET UX	San Luis Energy, L.L.C.	4/6/2010	956	665	Official Records of Walker County, Texas
CHANDLER MICHAEL THOMAS	San Luis Energy, L.L.C.	4/7/2010	955	461	Official Records of Walker County, Texas
THORNHILL BARBARA	San Luis Energy, L.L.C.	4/8/2010	956	709	Official Records of Walker County, Texas
HAGAMAN SHEILA REEVES	San Luis Energy, L.L.C.	4/8/2010	956	685	Official Records of Walker County, Texas
HANNA JAMES ANDERSON JR	San Luis Energy, L.L.C.	4/14/2010	956	643	Official Records of Walker County, Texas
HANNA JAMES ALVIN III	San Luis Energy, L.L.C.	4/14/2010	956	648	Official Records of Walker County, Texas
HANNA JAMES ANDERSON JR ET AL	San Luis Energy, L.L.C.	4/14/2010	956	717	Official Records of Walker County, Texas
WAKEFIELD MARY WHITCOMB	San Luis Energy, L.L.C.	4/15/2010	956	705	Official Records of Walker County, Texas
PERRYMAN JENNIFER	San Luis Energy, L.L.C.	4/15/2010	956	723	Official Records of Walker County, Texas
HOLLAND GLYN	San Luis Energy, L.L.C.	4/19/2010	956	727	Official Records of Walker County, Texas
WALTERS RUTH ROSS	San Luis Energy, L.L.C.	4/20/2010	955	540	Official Records of Walker County, Texas
WG PARTNERS	San Luis Energy, L.L.C.	4/21/2010	956	736	Official Records of Walker County, Texas
SAMUELLA W PALMER TRUST ET AL	San Luis Energy, L.L.C.	4/21/2010	955	466	Official Records of Walker County, Texas
WOODS S O JR	San Luis Energy, L.L.C.	4/21/2010	956	690	Official Records of Walker County, Texas
WOODS G W	San Luis Energy, L.L.C.	4/21/2010	956	700	Official Records of Walker County, Texas
WG PARTNERS LTD	San Luis Energy, L.L.C.	4/21/2010	956	732	Official Records of Walker County, Texas
WOODARD LARRY J	San Luis Energy, L.L.C.	4/26/2010	951	21	Official Records of Walker County, Texas
LIHOU MARIAN LYNN	San Luis Energy, L.L.C.	4/26/2010	956	680	Official Records of Walker County, Texas
PYSELL KIMBERLY KAY	San Luis Energy, L.L.C.	4/28/2010	955	494	Official Records of Walker County, Texas
PERRY ALLEN D	San Luis Energy, L.L.C.	4/28/2010	955	509	Official Records of Walker County, Texas
PERRY MONTE GLENN	San Luis Energy, L.L.C.	4/28/2010	955	514	Official Records of Walker County, Texas

2

Exhibit A

Participation Agreement dated March 1, 2012

Lessor	Lessee	Lease Date	Book	Page	Recording
KUHLMAN KAREN R	San Luis Energy, L.L.C.	4/28/2010	955	499	Official Records of Walker County, Texas
PERRY RONALD DARWIN	San Luis Energy, L.L.C.	4/28/2010	955	504	Official Records of Walker County, Texas
HOKE JOE N	San Luis Energy, L.L.C.	4/29/2010	955	549	Official Records of Walker County, Texas
BLALOCK WINONA ET AL	San Luis Energy, L.L.C.	4/29/2010	955	481	Official Records of Walker County, Texas
NORVEL WADE HARRIS ETUX	San Luis Energy, L.L.C.	4/30/2010	951	39	Official Records of Walker County, Texas
HAMPTON ROBERT	San Luis Energy, L.L.C.	5/4/2010	956	713	Official Records of Walker County, Texas
HANSON JOE W	San Luis Energy, L.L.C.	5/11/2010	955	535	Official Records of Walker County, Texas
WELCH DOUGLAS W ET UX	San Luis Energy, L.L.C.	5/12/2010	955	486	Official Records of Walker County, Texas
CLAYTON EVA	San Luis Energy, L.L.C.	5/13/2010	955	531	Official Records of Walker County, Texas
COUGOT GLENN DALE ET UX	San Luis Energy, L.L.C.	5/14/2010	953	133	Official Records of Walker County, Texas
LINDSEY, JOHN DEWITTE	San Luis Energy, L.L.C.	5/17/2010	955	490	Official Records of Walker County, Texas
BOAZ WILLIE JO	San Luis Energy, L.L.C.	5/17/2010	951	26	Official Records of Walker County, Texas
BRUXVOORT MELANIE	San Luis Energy, L.L.C.	5/17/2010	950	883	Official Records of Walker County, Texas
CHANDLER MICHAEL THOMAS	San Luis Energy, L.L.C.	5/18/2010	955	519	Official Records of Walker County, Texas
LOVING WILLIAM CURTIS ET UX	San Luis Energy, L.L.C.	5/19/2010	955	527	Official Records of Walker County, Texas
ALFORD JACKIE	San Luis Energy, L.L.C.	5/19/2010	1013	329	Official Records of Walker County, Texas
CHANDLER MARGO K	San Luis Energy, L.L.C.	5/20/2010	953	84	Official Records of Walker County, Texas
HOKE JOE N	San Luis Energy, L.L.C.	5/20/2010	1013	508	Official Records of Walker County, Texas
DAVIS CAROLYN S ET AL	San Luis Energy, L.L.C.	5/25/2010	953	124	Official Records of Walker County, Texas
MAYO NANCY D ET AL	San Luis Energy, L.L.C.	5/25/2010	953	120	Official Records of Walker County, Texas
DAVIS HOWARD B ET AL	San Luis Energy, L.L.C.	5/25/2010	953	128	Official Records of Walker County, Texas
WALLS WELCOME C ETUX	San Luis Energy, L.L.C.	5/25/2010	951	35	Official Records of Walker County, Texas
ADAMS LILLA SUE ET VIR	San Luis Energy, L.L.C.	5/28/2010	953	110	Official Records of Walker County, Texas
PARRISH WILLIAM BOYD	San Luis Energy, L.L.C.	5/28/2010	953	97	Official Records of Walker County, Texas
MCLAUGHLIN WILLIAM P ET UX	San Luis Energy, L.L.C.	5/28/2010	953	101	Official Records of Walker County, Texas
REED PATSY ANN	San Luis Energy, L.L.C.	5/28/2010	953	106	Official Records of Walker County, Texas
DAVIS ENTERPRISES	San Luis Energy, L.L.C.	6/2/2010	957	579	Official Records of Walker County, Texas
SANDEL JOE B & WINNIE SANDEL	San Luis Energy, L.L.C.	6/3/2010	1015	401	Official Records of Walker County, Texas
SANDEL JOE B ETUX	San Luis Energy, L.L.C.	6/3/2010	1015	507	Official Records of Walker County, Texas
HERNANDEZ KARI BAUTSCH	San Luis Energy, L.L.C.	6/3/2010	965	748	Official Records of Walker County, Texas
BAUTSCH LESLIE A	San Luis Energy, L.L.C.	6/3/2010	964	880	Official Records of Walker County, Texas
KIMICH DAVID T ESTATE TRUST	San Luis Energy, L.L.C.	6/4/2010	957	606	Official Records of Walker County, Texas
DAVIS HOWARD B SR	San Luis Energy, L.L.C.	6/8/2010	950	887	Official Records of Walker County, Texas
DAVIS JAMES MICHAEL	San Luis Energy, L.L.C.	6/8/2010	957	627	Official Records of Walker County, Texas
HABERMACHER ELLEN C	San Luis Energy, L.L.C.	6/8/2010	951	31	Official Records of Walker County, Texas
DAVIS THOMAS B III	San Luis Energy, L.L.C.	6/8/2010	953	93	Official Records of Walker County, Texas

3

Exhibit A

Participation Agreement dated March 1, 2012

Lessor	Lessee	Lease Date	Book	Page	Recording
DAVIS NINA VIRGINIA	San Luis Energy, L.L.C.	6/8/2010	953	89	Official Records of Walker County, Texas
HOKE FRANK D ETUX	San Luis Energy, L.L.C.	6/8/2010	964	870	Official Records of Walker County, Texas
5-BYRD ENTERPRISES	San Luis Energy, L.L.C.	6/8/2010	951	7	Official Records of Walker County, Texas
SNELGROVE OPAL	San Luis Energy, L.L.C.	6/9/2010	957	622	Official Records of Walker County, Texas
WARD JAMES HENRY	San Luis Energy, L.L.C.	6/10/2010	957	569	Official Records of Walker County, Texas
STEWART HUBERT ET UX	San Luis Energy, L.L.C.	6/10/2010	957	589	Official Records of Walker County, Texas
THORP KERRI T ET VIR	San Luis Energy, L.L.C.	6/10/2010	964	892	Official Records of Walker County, Texas
HOKE SHARON	San Luis Energy, L.L.C.	6/10/2010	957	526	Official Records of Walker County, Texas
CLENDENNEN BARBARA WARD	San Luis Energy, L.L.C.	6/10/2010	1013	316	Official Records of Walker County, Texas
Taylor, Theresa Ward	San Luis Energy, L.L.C.	6/10/2010	965	15	Official Records of Walker County, Texas
Taylor, Theresa Ward	San Luis Energy, L.L.C.	6/10/2010	965	21	Official Records of Walker County, Texas
DAWSON LARRY W ETUX	San Luis Energy, L.L.C.	6/14/2010	950	891	Official Records of Walker County, Texas
MARKHAM G K ETUX	San Luis Energy, L.L.C.	6/16/2010	951	43	Official Records of Walker County, Texas
HALL DARRELL R ET UX	San Luis Energy, L.L.C.	6/16/2010	957	616	Official Records of Walker County, Texas
YATES DON EARNEST ETUX	San Luis Energy, L.L.C.	6/17/2010	957	565	Official Records of Walker County, Texas
GRISHAM SIDNEY E IND & AS PRES	San Luis Energy, L.L.C.	6/18/2010	951	1	Official Records of Walker County, Texas
COYOTE ROSE RANCH INC	San Luis Energy, L.L.C.	6/18/2010	950	869	Official Records of Walker County, Texas
COLE JOHN ETUX INDIV & LP	San Luis Energy, L.L.C.	6/18/2010	950	876	Official Records of Walker County, Texas
SANDEL JERRY ETUX	San Luis Energy, L.L.C.	6/18/2010	965	754	Official Records of Walker County, Texas
GRISHAM SIDNEY E	San Luis Energy, L.L.C.	6/21/2010	951	11	Official Records of Walker County, Texas
JONES HELEN MARIE YATES	San Luis Energy, L.L.C.	6/23/2010	951	17	Official Records of Walker County, Texas
MUSE BEN E JR	San Luis Energy, L.L.C.	6/29/2010	957	594	Official Records of Walker County, Texas
YATES JACKIE N	San Luis Energy, L.L.C.	7/1/2010	957	610	Official Records of Walker County, Texas
GIBBS BROTHERS & COMPANY LP	Range Texas Production, LLC	7/1/2010	947	126	Official Records of Walker County, Texas
GIBBS BROTHERS & COMPANY LP	Range Texas Production, LLC	7/1/2010	953	75	Official Records of Walker County, Texas
GIBBS BROTHERS & COMPANY LP	Range Texas Production, LLC	7/1/2010	949	819	Official Records of Walker County, Texas
GIBBS BROTHERS & COMPANY LP	Range Texas Production, LLC	7/1/2010	953	61	Official Records of Walker County, Texas
JWBL INVESTMENTS LP	San Luis Energy, L.L.C.	7/1/2010	995	51	Official Records of Walker County, Texas
PEAL RUSSELL LYNN	San Luis Energy, L.L.C.	7/1/2010	1013	386	Official Records of Walker County, Texas
PEAL DAVID NELSON	San Luis Energy, L.L.C.	7/1/2010	1013	151	Official Records of Walker County, Texas
BOLEY JERI D’ANN	San Luis Energy, L.L.C.	7/6/2010	957	600	Official Records of Walker County, Texas
BRIDGES DIANE	San Luis Energy, L.L.C.	7/14/2010	1013	387	Official Records of Walker County, Texas
GREER BARBARA LEE	San Luis Energy, L.L.C.	7/15/2010	957	583	Official Records of Walker County, Texas
ROSS DONALD ETUX	San Luis Energy, L.L.C.	7/27/2010	957	553	Official Records of Walker County, Texas
ROSS DONALD LEE ETAL	San Luis Energy, L.L.C.	7/27/2010	957	558	Official Records of Walker County, Texas
CHANDLER MICHAEL T	San Luis Energy, L.L.C.	7/30/2010	955	544	Official Records of Walker County, Texas

4

Exhibit A

Participation Agreement dated March 1, 2012

Lessor	Lessee	Lease Date	Book	Page	Recording
LEWIS DOROTHY MORGAN	San Luis Energy, L.L.C.	8/4/2010	965	741	Official Records of Walker County, Texas
O’BANION LINDA MORGAN	San Luis Energy, L.L.C.	8/4/2010	965	30	Official Records of Walker County, Texas
MORGAN BOBBY ESTATE	San Luis Energy, L.L.C.	8/4/2010	965	23	Official Records of Walker County, Texas
CHRISTIAN KELSEY MORGAN	San Luis Energy, L.L.C.	8/4/2010	957	655	Official Records of Walker County, Texas
CHRISTIAN COLT	San Luis Energy, L.L.C.	8/4/2010	1013	467	Official Records of Walker County, Texas
CHRISTIAN BEVERLY ANN	San Luis Energy, L.L.C.	8/4/2010	965	7	Official Records of Walker County, Texas
MORGAN MARK	San Luis Energy, L.L.C.	8/4/2010	1013	413	Official Records of Walker County, Texas
SCHMIDT HENRY JR	San Luis Energy, L.L.C.	8/18/2010	964	886	Official Records of Walker County, Texas
HAYNES ROY LEWIS	San Luis Energy, L.L.C.	8/19/2010	965	1	Official Records of Walker County, Texas
GLEDHILL TOM ETUX	San Luis Energy, L.L.C.	8/20/2010	957	532	Official Records of Walker County, Texas
OWEN MARSHA G	San Luis Energy, L.L.C.	8/30/2010	957	520	Official Records of Walker County, Texas
NEASON ANNE G	San Luis Energy, L.L.C.	8/30/2010	965	728	Official Records of Walker County, Texas
FOSTER WILLIE CLAUDE ETUX	San Luis Energy, L.L.C.	9/1/2010	957	643	Official Records of Walker County, Texas
FOSTER MARY ALICE	San Luis Energy, L.L.C.	9/1/2010	957	637	Official Records of Walker County, Texas
FOSTER WILLIE CLAUDE JR	San Luis Energy, L.L.C.	9/1/2010	957	631	Official Records of Walker County, Texas
DOROTHY R THOMASON FAMILY PART	San Luis Energy, L.L.C.	9/3/2010	957	649	Official Records of Walker County, Texas
OLEN LEE GILBERT RESIDUARY TRU	San Luis Energy, L.L.C.	9/9/2010	965	37	Official Records of Walker County, Texas
WARD JAMES HENRY	San Luis Energy, L.L.C.	9/10/2010	1013	481	Official Records of Walker County, Texas
HOKE ROBERT CHARLES ET UX	San Luis Energy, L.L.C.	9/10/2010	tbd	tbd	Official Records of Walker County, Texas
CHRISTIAN KELSEY MORGAN	San Luis Energy, L.L.C.	9/20/2010	965	735	Official Records of Walker County, Texas
Davis Enterprises	San Luis Energy, L.L.C.	9/20/2010	957	541	Official Records of Walker County, Texas
DOUBLE H INVESTMENTS L.P.	San Luis Energy, L.L.C.	9/24/2010	965	760	Official Records of Walker County, Texas
LAWSON MOSELLE S	San Luis Energy, L.L.C.	9/27/2010	957	547	Official Records of Walker County, Texas
MANLEY JAMES O	San Luis Energy, L.L.C.	9/27/2010	973	432	Official Records of Walker County, Texas
LYNCH KATIE MCDONALD	San Luis Energy, L.L.C.	10/1/2010	965	707	Official Records of Walker County, Texas
KLOS DON R	San Luis Energy, L.L.C.	10/5/2010	965	701	Official Records of Walker County, Texas
SHELTON RUTH JEAN FELDER	San Luis Energy, L.L.C.	10/5/2010	964	834	Official Records of Walker County, Texas
SACCHI CAROLYN T	San Luis Energy, L.L.C.	10/6/2010	965	695	Official Records of Walker County, Texas
WINTON ZAIDEE T	San Luis Energy, L.L.C.	10/6/2010	964	846	Official Records of Walker County, Texas
COLE BILLIE LORAINE	San Luis Energy, L.L.C.	10/6/2010	964	858	Official Records of Walker County, Texas
MUMFORD EMILY P	San Luis Energy, L.L.C.	10/7/2010	965	717	Official Records of Walker County, Texas
ATTWELL MARY P	San Luis Energy, L.L.C.	10/7/2010	965	711	Official Records of Walker County, Texas
ASHBURN SARAH ELAINE	San Luis Energy, L.L.C.	10/8/2010	964	864	Official Records of Walker County, Texas
CHRISTIAN COLT MORGAN	San Luis Energy, L.L.C.	10/12/2010	1013	461	Official Records of Walker County, Texas
CHRISTIAN BEVERLY ANN MORGAN	San Luis Energy, L.L.C.	10/12/2010	965	766	Official Records of Walker County, Texas
MORGAN MARK E	San Luis Energy, L.L.C.	10/12/2010	1013	413	Official Records of Walker County, Texas

5

Exhibit A

Participation Agreement dated March 1, 2012

Lessor	Lessee	Lease Date	Book	Page	Recording
MORGAN SHIRLEY	San Luis Energy, L.L.C.	10/12/2010	1015	615	Official Records of Walker County, Texas
COLDWELL IDA W	San Luis Energy, L.L.C.	10/13/2010	965	690	Official Records of Walker County, Texas
SMITH CHARLES N	San Luis Energy, L.L.C.	10/15/2010	964	840	Official Records of Walker County, Texas
ARBOUR CHRISTIE L	San Luis Energy, L.L.C.	10/15/2010	964	822	Official Records of Walker County, Texas
MCWILLIAMS DONALD J ETUX	San Luis Energy, L.L.C.	10/19/2010	964	874	Official Records of Walker County, Texas
MARKHAM REALTY INC	San Luis Energy, L.L.C.	10/21/2010	964	852	Official Records of Walker County, Texas
SHINE TIFFANY LEIGH	San Luis Energy, L.L.C.	10/21/2010	1013	58	Official Records of Walker County, Texas
SHINE TESTAMENTARY TRUST	San Luis Energy, L.L.C.	10/21/2010	1013	60	Official Records of Walker County, Texas
MOORE MARTY TURNER	San Luis Energy, L.L.C.	10/22/2010	964	828	Official Records of Walker County, Texas
COFFMAN MARY SUE	San Luis Energy, L.L.C.	10/23/2010	973	396	Official Records of Walker County, Texas
LYNCH KATIE MCDONALD	San Luis Energy, L.L.C.	10/26/2010	965	686	Official Records of Walker County, Texas
REEVES JOHNEY LEE	San Luis Energy, L.L.C.	10/27/2010	1013	334	Official Records of Walker County, Texas
ROBERTS PATRICIA REEVES	San Luis Energy, L.L.C.	10/27/2010	973	414	Official Records of Walker County, Texas
SHAFRATH IDA REEVES	San Luis Energy, L.L.C.	10/27/2010	973	408	Official Records of Walker County, Texas
PARKER AMANDA DALE	San Luis Energy, L.L.C.	10/27/2010	973	344	Official Records of Walker County, Texas
SHEFFIELD GAIL ROBERTS	San Luis Energy, L.L.C.	11/2/2010	973	402	Official Records of Walker County, Texas
KLOS GARY	San Luis Energy, L.L.C.	11/22/2010	973	380	Official Records of Walker County, Texas
DAVIS KENNETH R	San Luis Energy, L.L.C.	12/14/2010	965	722	Official Records of Walker County, Texas
WOODS JON CLINTON	San Luis Energy, L.L.C.	12/15/2010	973	420	Official Records of Walker County, Texas
DOWNE WENDE WOODS	San Luis Energy, L.L.C.	12/15/2010	973	426	Official Records of Walker County, Texas
WAIDELICH DAWN WOODS	San Luis Energy, L.L.C.	12/15/2010	973	437	Official Records of Walker County, Texas
WURBS KERRY JACOBY	San Luis Energy, L.L.C.	1/4/2011	973	391	Official Records of Walker County, Texas
JACOBY CHARLES JR	San Luis Energy, L.L.C.	1/4/2011	973	386	Official Records of Walker County, Texas
SCURRY EVELYN JACOBY	San Luis Energy, L.L.C.	1/4/2011	973	375	Official Records of Walker County, Texas
W G PARTNERS LTD	San Luis Energy, L.L.C.	1/24/2011	973	371	Official Records of Walker County, Texas
BUFORD MARY MARGARET	San Luis Energy, L.L.C.	1/25/2011	973	355	Official Records of Walker County, Texas
HIGGINS ELIZABETH ANN ESTATE	San Luis Energy, L.L.C.	2/1/2011	980	91	Official Records of Walker County, Texas
COLE JAN	San Luis Energy, L.L.C.	2/7/2011	973	361	Official Records of Walker County, Texas
COLE DR THOMAS JR	San Luis Energy, L.L.C.	2/7/2011	973	366	Official Records of Walker County, Texas
TOBUREN DIANE A	San Luis Energy, L.L.C.	2/9/2011	973	339	Official Records of Walker County, Texas
ATKINSON GEORGE H	San Luis Energy, L.L.C.	2/9/2011	973	443	Official Records of Walker County, Texas
WOODARD LARRY J	San Luis Energy, L.L.C.	2/10/2011	1013	502	Official Records of Walker County, Texas
MANN MAURINE HAMPTON	San Luis Energy, L.L.C.	2/15/2011	1013	496	Official Records of Walker County, Texas
RUST JANET IRENE BAKER	San Luis Energy, L.L.C.	2/15/2011	1013	490	Official Records of Walker County, Texas
WG PARTNERS LTD	San Luis Energy, L.L.C.	2/15/2011	973	350	Official Records of Walker County, Texas
THOMPSON CARLYLE R	San Luis Energy, L.L.C.	3/4/2011	980	97	Official Records of Walker County, Texas

6

Exhibit A

Participation Agreement dated March 1, 2012

Lessor	Lessee	Lease Date	Book	Page	Recording
PHILLIPS CHARLIE D	San Luis Energy, L.L.C.	3/14/2011	980	102	Official Records of Walker County, Texas
SMITH BEVERLY	San Luis Energy, L.L.C.	3/14/2011	992	875	Official Records of Walker County, Texas
GLAZE QUINTIN	San Luis Energy, L.L.C.	3/14/2011	992	865	Official Records of Walker County, Texas
GLAZE KEATON	San Luis Energy, L.L.C.	3/14/2011	992	870	Official Records of Walker County, Texas
DURKIN DEBORAH MORGAN	San Luis Energy, L.L.C.	3/17/2011	980	68	Official Records of Walker County, Texas
MOCK DONNIE RAY JR	San Luis Energy, L.L.C.	3/24/2011	992	886	Official Records of Walker County, Texas
SHAFFER MARIALICE BINFORD	San Luis Energy, L.L.C.	4/8/2011	980	113	Official Records of Walker County, Texas
BINFORD JESSE STONE JR	San Luis Energy, L.L.C.	4/8/2011	992	891	Official Records of Walker County, Texas
WEIDMAN HAZEL YATES	San Luis Energy, L.L.C.	4/11/2011	980	137	Official Records of Walker County, Texas
YATES ANITA	San Luis Energy, L.L.C.	4/11/2011	980	131	Official Records of Walker County, Texas
YATES VERNON	San Luis Energy, L.L.C.	4/11/2011	980	107	Official Records of Walker County, Texas
MORRISON OWEEN	San Luis Energy, L.L.C.	4/11/2011	980	74	Official Records of Walker County, Texas
SCHAUSS RENEE	San Luis Energy, L.L.C.	4/12/2011	980	62	Official Records of Walker County, Texas
PRYOR MARGARET	San Luis Energy, L.L.C.	4/12/2011	980	79	Official Records of Walker County, Texas
BENJUMEA MELINDA FORD	San Luis Energy, L.L.C.	4/12/2011	980	119	Official Records of Walker County, Texas
POPLAWSKI AMANDA	San Luis Energy, L.L.C.	4/12/2011	992	880	Official Records of Walker County, Texas
MCMILLAN MART E ET UX	San Luis Energy, L.L.C.	4/14/2011	980	125	Official Records of Walker County, Texas
SCHULER PATRICIA	San Luis Energy, L.L.C.	4/19/2011	992	831	Official Records of Walker County, Texas
BUENDTNER VICTOR GENE	San Luis Energy, L.L.C.	4/19/2011	992	859	Official Records of Walker County, Texas
MARSHALL MICHAEL	San Luis Energy, L.L.C.	4/20/2011	980	85	Official Records of Walker County, Texas
SHELBY JOHNNIE M	San Luis Energy, L.L.C.	4/24/2011	993	1	Official Records of Walker County, Texas
DAVIS THOMAS B	San Luis Energy, L.L.C.	5/3/2011	992	849	Official Records of Walker County, Texas
HABERMACHER ELLEN C	San Luis Energy, L.L.C.	5/3/2011	992	854	Official Records of Walker County, Texas
DAVIS NINA V	San Luis Energy, L.L.C.	5/3/2011	992	844	Official Records of Walker County, Texas
FRANKLIN WANDA	San Luis Energy, L.L.C.	5/10/2011	992	806	Official Records of Walker County, Texas
SCHUH GARY CHARLES	San Luis Energy, L.L.C.	5/10/2011	992	812	Official Records of Walker County, Texas
TAYLOR ALLEN C	San Luis Energy, L.L.C.	5/24/2011	992	789	Official Records of Walker County, Texas
CHOVANEC ELIZABETH	San Luis Energy, L.L.C.	5/26/2011	992	818	Official Records of Walker County, Texas
DWORSKY JOHNNY J ET UX	San Luis Energy, L.L.C.	6/1/2011	1007	445	Official Records of Walker County, Texas
SEARS ROBERT M	San Luis Energy, L.L.C.	6/6/2011	992	837	Official Records of Walker County, Texas
SEARS COLLEEN D	San Luis Energy, L.L.C.	6/6/2011	992	824	Official Records of Walker County, Texas
WILEY MAL J	San Luis Energy, L.L.C.	6/7/2011	992	777	Official Records of Walker County, Texas
MOFFETT MILDRED WILEY	San Luis Energy, L.L.C.	6/7/2011	992	783	Official Records of Walker County, Texas
ROSS DONALD LEE ETAL	San Luis Energy, L.L.C.	6/11/2011	994	849	Official Records of Walker County, Texas
TAYLOR PAULINE D	San Luis Energy, L.L.C.	6/14/2011	992	795	Official Records of Walker County, Texas
MORRIS MARVIN ALLIE	San Luis Energy, L.L.C.	6/15/2011	994	795	Official Records of Walker County, Texas

7

Exhibit A

Participation Agreement dated March 1, 2012

Lessor	Lessee	Lease Date	Book	Page	Recording
SAMPSELL MICHAEL M	San Luis Energy, L.L.C.	6/15/2011	994	789	Official Records of Walker County, Texas
WG PARTNERS, LTD	San Luis Energy, L.L.C.	6/16/2011	992	801	Official Records of Walker County, Texas
LEE HARRIET F	San Luis Energy, L.L.C.	6/20/2011	1013	358	Official Records of Walker County, Texas
ROGERS KATHYRN	San Luis Energy, L.L.C.	6/20/2011	1013	369	Official Records of Walker County, Texas
BROTHERTON TERRY C ET UX	San Luis Energy, L.L.C.	6/21/2011	1007	588	Official Records of Walker County, Texas
WARD JAMES H	San Luis Energy, L.L.C.	6/22/2011	992	771	Official Records of Walker County, Texas
WALKER ANDREW RAY ET UX	San Luis Energy, L.L.C.	6/22/2011	994	843	Official Records of Walker County, Texas
DOOLEY DEBRA JEANINE	San Luis Energy, L.L.C.	6/22/2011	1007	600	Official Records of Walker County, Texas
BARTEE JOSEPH PAUL	San Luis Energy, L.L.C.	6/23/2011	994	864	Official Records of Walker County, Texas
CANTRELL CANDY LA TRECE BARTEE	San Luis Energy, L.L.C.	6/23/2011	994	831	Official Records of Walker County, Texas
BARTEE JOHN SPENCER	San Luis Energy, L.L.C.	6/23/2011	994	837	Official Records of Walker County, Texas
PARKER TAMMY LYNN BARTEE	San Luis Energy, L.L.C.	6/23/2011	1007	492	Official Records of Walker County, Texas
BOETTCHER EDWARD B	San Luis Energy, L.L.C.	6/24/2011	994	777	Official Records of Walker County, Texas
WACHTER LOIS A	San Luis Energy, L.L.C.	6/27/2011	994	819	Official Records of Walker County, Texas
BRADFORD SALLIE	San Luis Energy, L.L.C.	6/27/2011	994	783	Official Records of Walker County, Texas
RINGO JAMES RYAN	San Luis Energy, L.L.C.	6/27/2011	1007	509	Official Records of Walker County, Texas
DE LA TORRE TAMERA JEAN	San Luis Energy, L.L.C.	6/27/2011	994	876	Official Records of Walker County, Texas
MCMILLIAN LORI BAILEY	San Luis Energy, L.L.C.	6/27/2011	994	882	Official Records of Walker County, Texas
WAGNER JOYCE M	San Luis Energy, L.L.C.	6/28/2011	994	771	Official Records of Walker County, Texas
YATES STEVEN A	San Luis Energy, L.L.C.	6/28/2011	1007	333	Official Records of Walker County, Texas
YATES MARY E	San Luis Energy, L.L.C.	6/28/2011	1007	327	Official Records of Walker County, Texas
SAMARNEH GAYLE	San Luis Energy, L.L.C.	6/28/2011	1007	647	Official Records of Walker County, Texas
ANDERSON JAMES HOWARD JR	San Luis Energy, L.L.C.	7/5/2011	995	7	Official Records of Walker County, Texas
ANDERSON JOAN ELIZABETH	San Luis Energy, L.L.C.	7/5/2011	995	19	Official Records of Walker County, Texas
ANDERSON JEANNE E	San Luis Energy, L.L.C.	7/5/2011	995	1	Official Records of Walker County, Texas
DOYLE CATHERINE ANDERSON	San Luis Energy, L.L.C.	7/5/2011	995	13	Official Records of Walker County, Texas
WEAVER JANET SUE LIVING TRUST	San Luis Energy, L.L.C.	7/5/2011	995	25	Official Records of Walker County, Texas
TEDFORD PATRICIA JEAN ANDERSON	San Luis Energy, L.L.C.	7/5/2011	994	894	Official Records of Walker County, Texas
YOUNG BEN W JR	San Luis Energy, L.L.C.	7/5/2011	995	52	Official Records of Walker County, Texas
DUREE SUE ELLEN	San Luis Energy, L.L.C.	7/7/2011	1007	339	Official Records of Walker County, Texas
LAUBE STEVEN E ET UX	San Luis Energy, L.L.C.	7/7/2011	994	807	Official Records of Walker County, Texas
MARKHAM REALTY INC	San Luis Energy, L.L.C.	7/8/2011	994	858	Official Records of Walker County, Texas
SMITH MARK G ET UX	San Luis Energy, L.L.C.	7/8/2011	994	852	Official Records of Walker County, Texas
WELCH JOHNNIE	San Luis Energy, L.L.C.	7/11/2011	1013	323	Official Records of Walker County, Texas
PLEASANT STREET LTD	San Luis Energy, L.L.C.	7/12/2011	995	70	Official Records of Walker County, Texas
SAGE GREEN COMPANY	San Luis Energy, L.L.C.	7/12/2011	995	64	Official Records of Walker County, Texas

8

Exhibit A

Participation Agreement dated March 1, 2012

Lessor	Lessee	Lease Date	Book	Page	Recording
TRIPLE T S LTD	San Luis Energy, L.L.C.	7/12/2011	994	813	Official Records of Walker County, Texas
WALLMO MARGARET Y	San Luis Energy, L.L.C.	7/13/2011	995	58	Official Records of Walker County, Texas
WOODARD LARRY J	San Luis Energy, L.L.C.	7/14/2011	994	825	Official Records of Walker County, Texas
LYLE BERTON E III	San Luis Energy, L.L.C.	7/15/2011	1007	259	Official Records of Walker County, Texas
MOORE EDWARD E JR	San Luis Energy, L.L.C.	7/15/2011	1007	253	Official Records of Walker County, Texas
MARTIN LAURA ANN	San Luis Energy, L.L.C.	7/15/2011	994	870	Official Records of Walker County, Texas
STALCUP ROBERTA JEAN SAENGER	San Luis Energy, L.L.C.	7/15/2011	995	76	Official Records of Walker County, Texas
MOCK JOHN	San Luis Energy, L.L.C.	7/18/2011	995	46	Official Records of Walker County, Texas
MOCK GERRY	San Luis Energy, L.L.C.	7/18/2011	995	41	Official Records of Walker County, Texas
SMITH STEED A ET UX	San Luis Energy, L.L.C.	7/19/2011	995	94	Official Records of Walker County, Texas
O’BANNON LILLIAN	San Luis Energy, L.L.C.	7/19/2011	1007	539	Official Records of Walker County, Texas
SCOTT EMMITT ET UX	San Luis Energy, L.L.C.	7/20/2011	994	801	Official Records of Walker County, Texas
TAYLOR VENNIE LEE	San Luis Energy, L.L.C.	7/20/2011	1007	311	Official Records of Walker County, Texas
ARCHIE CARL E ET UX	San Luis Energy, L.L.C.	7/25/2011	1007	316	Official Records of Walker County, Texas
CLAY JANICE MOCK	San Luis Energy, L.L.C.	7/26/2011	995	36	Official Records of Walker County, Texas
MOCK CAROLYN C	San Luis Energy, L.L.C.	7/26/2011	995	31	Official Records of Walker County, Texas
SAGE GREEN COMPANY	San Luis Energy, L.L.C.	7/27/2011	995	82	Official Records of Walker County, Texas
PLEASANT STREET LTD	San Luis Energy, L.L.C.	7/27/2011	995	88	Official Records of Walker County, Texas
SEARS ROBERT M JR	San Luis Energy, L.L.C.	7/28/2011	994	762	Official Records of Walker County, Texas
SEARS COLLEEN D	San Luis Energy, L.L.C.	7/28/2011	994	753	Official Records of Walker County, Texas
PECK MICHAEL J	San Luis Energy, L.L.C.	8/3/2011	1007	321	Official Records of Walker County, Texas
QUAN DEBORAH LEE	San Luis Energy, L.L.C.	8/3/2011	1007	659	Official Records of Walker County, Texas
COLE PEGGY	San Luis Energy, L.L.C.	8/4/2011	1007	469	Official Records of Walker County, Texas
WOODARD LARRY J	San Luis Energy, L.L.C.	8/4/2011	1007	606	Official Records of Walker County, Texas
MACDONELL R A COMPANY	San Luis Energy, L.L.C.	8/10/2011	1007	533	Official Records of Walker County, Texas
DAVIS S H COMPANY	San Luis Energy, L.L.C.	8/10/2011	1007	521	Official Records of Walker County, Texas
ST. GERMAIN COMPANY	San Luis Energy, L.L.C.	8/10/2011	1007	463	Official Records of Walker County, Texas
SMITH W N COMPANY	San Luis Energy, L.L.C.	8/10/2011	1007	527	Official Records of Walker County, Texas
ZULCH JACQUELYN	San Luis Energy, L.L.C.	8/11/2011	1007	671	Official Records of Walker County, Texas
SHEFFIELD GWENDA GAIL ROBERTS	San Luis Energy, L.L.C.	8/11/2011	1007	653	Official Records of Walker County, Texas
TAYLOR MARTHA E	San Luis Energy, L.L.C.	8/11/2011	1007	683	Official Records of Walker County, Texas
ROBERTS FRANK DERRA JR	San Luis Energy, L.L.C.	8/11/2011	1007	677	Official Records of Walker County, Texas
ANDERS EDWARDS OLAN	San Luis Energy, L.L.C.	8/11/2011	1007	641	Official Records of Walker County, Texas
BEVINGTON SALLY S	San Luis Energy, L.L.C.	8/11/2011	1007	665	Official Records of Walker County, Texas
SNELGROVE OPAL W LIVING TRUST	San Luis Energy, L.L.C.	8/12/2011	1007	265	Official Records of Walker County, Texas
WELLS JACK H	San Luis Energy, L.L.C.	8/12/2011	1007	594	Official Records of Walker County, Texas

9

Exhibit A

Participation Agreement dated March 1, 2012

Lessor	Lessee	Lease Date	Book	Page	Recording
WILBUR OIL LLC	San Luis Energy, L.L.C.	8/15/2011	1013	380	Official Records of Walker County, Texas
W G PARTNERS LTD	San Luis Energy, L.L.C.	8/15/2011	1007	612	Official Records of Walker County, Texas
COLE FAMILY TRUST	San Luis Energy, L.L.C.	8/18/2011	994	888	Official Records of Walker County, Texas
FLEXURE ROYALTY CORPORATION	San Luis Energy, L.L.C.	8/18/2011	1007	635	Official Records of Walker County, Texas
COLE DAVID ETUX	San Luis Energy, L.L.C.	8/19/2011	1007	368	Official Records of Walker County, Texas
LEWIS LEOTA	San Luis Energy, L.L.C.	8/19/2011	1013	590	Official Records of Walker County, Texas
HOKE BOBBY L ET UX	San Luis Energy, L.L.C.	8/20/2011	1007	451	Official Records of Walker County, Texas
COLE JACK LEON FAMILY TRUST	San Luis Energy, L.L.C.	8/22/2011	1007	515	Official Records of Walker County, Texas
NEASON CHARLLA	San Luis Energy, L.L.C.	8/23/2011	1405	340	Official Records of Walker County, Texas
PENNIMAN WARNER TRUST	San Luis Energy, L.L.C.	8/24/2011	1007	629	Official Records of Walker County, Texas
STALCUP ROBERTA JEAN SAENGER	San Luis Energy, L.L.C.	8/26/2011	1007	623	Official Records of Walker County, Texas
MARTIN LAURA ANNE	San Luis Energy, L.L.C.	8/26/2011	1007	617	Official Records of Walker County, Texas
PAUL BARBARA	San Luis Energy, L.L.C.	8/30/2011	1007	576	Official Records of Walker County, Texas
HUTCHING ROBERT E	San Luis Energy, L.L.C.	8/30/2011	1007	570	Official Records of Walker County, Texas
MARTIN GUY N	San Luis Energy, L.L.C.	9/6/2011	998	251	Official Records of Walker County, Texas
MARTIN JOHN R III	San Luis Energy, L.L.C.	9/6/2011	998	259	Official Records of Walker County, Texas
GARDOVSKY ERNEST	San Luis Energy, L.L.C.	9/12/2011	1013	76	Official Records of Walker County, Texas
PARK MANCE MICHAEL	San Luis Energy, L.L.C.	9/13/2011	1007	351	Official Records of Walker County, Texas
FREISE WESLEY E ET UX	San Luis Energy, L.L.C.	9/13/2011	1007	281	Official Records of Walker County, Texas
COLLMORGEN DAVID LEE ET UX	San Luis Energy, L.L.C.	9/20/2011	1007	299	Official Records of Walker County, Texas
VERCHER MARY E	San Luis Energy, L.L.C.	9/20/2011	1007	293	Official Records of Walker County, Texas
ROBERSON NANCY J	San Luis Energy, L.L.C.	9/22/2011	1007	689	Official Records of Walker County, Texas
JOHNSON TOY ROOSEVELT	San Luis Energy, L.L.C.	9/22/2011	1007	582	Official Records of Walker County, Texas
JORDAN W H JR ET UX	San Luis Energy, L.L.C.	9/25/2011	1013	513	Official Records of Walker County, Texas
PEAL DAVID NELSON	San Luis Energy, L.L.C.	9/26/2011	1013	48	Official Records of Walker County, Texas
WARD JAMES H	San Luis Energy, L.L.C.	9/26/2011	1007	235	Official Records of Walker County, Texas
FLEXURE ROYALTY CORPORATION	San Luis Energy, L.L.C.	9/27/2011	1007	362	Official Records of Walker County, Texas
FETTERMAN MARTHA MCADAMS	San Luis Energy, L.L.C.	9/27/2011	1007	287	Official Records of Walker County, Texas
COOK BERA BELLE	San Luis Energy, L.L.C.	9/27/2011	1007	275	Official Records of Walker County, Texas
LAUBE STEVEN E ET UX	San Luis Energy, L.L.C.	10/3/2011	1007	443	Official Records of Walker County, Texas
DUBCAK JAMES L ET UX	San Luis Energy, L.L.C.	10/6/2011	1007	305	Official Records of Walker County, Texas
BRIDGES JULIUS	San Luis Energy, L.L.C.	10/7/2011	1015	413	Official Records of Walker County, Texas
JOHNSON DONALD E ET UX	San Luis Energy, L.L.C.	10/17/2011	1007	357	Official Records of Walker County, Texas
HAYWARD NEWTON D JR	San Luis Energy, L.L.C.	10/18/2011	1007	504	Official Records of Walker County, Texas
WISE ROBERT LOUIS ET UX	San Luis Energy, L.L.C.	10/20/2011	1007	270	Official Records of Walker County, Texas
STEPHENS BETTY JO	San Luis Energy, L.L.C.	10/21/2011	1007	345	Official Records of Walker County, Texas

10

Exhibit A

Participation Agreement dated March 1, 2012

Lessor	Lessee	Lease Date	Book	Page	Recording
WOODS WILLIE GENE	San Luis Energy, L.L.C.	10/24/2011	1007	241	Official Records of Walker County, Texas
MCCAFFETY SHIRLEY	San Luis Energy, L.L.C.	10/24/2011	1014	639	Official Records of Walker County, Texas
COOK BERA BELLE	San Luis Energy, L.L.C.	10/25/2011	1007	498	Official Records of Walker County, Texas
WOODS MICHAEL D	San Luis Energy, L.L.C.	10/25/2011	1007	223	Official Records of Walker County, Texas
WESTOVER LAND LLC	San Luis Energy, L.L.C.	10/28/2011	1007	545	Official Records of Walker County, Texas
WALKER FAMILY PS LTD	San Luis Energy, L.L.C.	10/31/2011	1007	229	Official Records of Walker County, Texas
TEN-K INC	San Luis Energy, L.L.C.	10/31/2011	1007	247	Official Records of Walker County, Texas
SELMAN MAGGIE B	San Luis Energy, L.L.C.	11/1/2011	1007	480	Official Records of Walker County, Texas
HELTON RICHARD S ET UX	San Luis Energy, L.L.C.	11/1/2011	1007	557	Official Records of Walker County, Texas
HAYWARD LARRY D	San Luis Energy, L.L.C.	11/1/2011	1013	528	Official Records of Walker County, Texas
MALLARD WARREN L HAYWARD	San Luis Energy, L.L.C.	11/1/2011	1013	533	Official Records of Walker County, Texas
GARRISON SYLVIA M	San Luis Energy, L.L.C.	11/1/2011	1013	538	Official Records of Walker County, Texas
HAYWARDTOMMY E	San Luis Energy, L.L.C.	11/1/2011	1013	543	Official Records of Walker County, Texas
SAGE GREEN COMPANY	San Luis Energy, L.L.C.	11/9/2011	1007	550	Official Records of Walker County, Texas
PLEASANT STREET LTD	San Luis Energy, L.L.C.	11/9/2011	1007	563	Official Records of Walker County, Texas
SHANNON SEAN PATRICK	San Luis Energy, L.L.C.	11/11/2011	1008	39	Official Records of Walker County, Texas
SHANNON JOHN K ET UX	San Luis Energy, L.L.C.	11/11/2011	1008	33	Official Records of Walker County, Texas
SHANNON ROBIN B ET UX	San Luis Energy, L.L.C.	11/11/2011	1008	52	Official Records of Walker County, Texas
MILBY PATTY C	San Luis Energy, L.L.C.	11/11/2011	1008	45	Official Records of Walker County, Texas
SHANNON DANNY MICHAEL ET UX	San Luis Energy, L.L.C.	11/11/2011	1013	152	Official Records of Walker County, Texas
MYERS J W	San Luis Energy, L.L.C.	11/15/2011	1007	701	Official Records of Walker County, Texas
MYERS ROBERT ALLEN	San Luis Energy, L.L.C.	11/15/2011	1007	707	Official Records of Walker County, Texas
MYERS JANET LEA	San Luis Energy, L.L.C.	11/15/2011	1007	713	Official Records of Walker County, Texas
MYERS DALE ET UX	San Luis Energy, L.L.C.	11/15/2011	1007	457	Official Records of Walker County, Texas
MONZINGO GLORIA PRENTICE	San Luis Energy, L.L.C.	11/15/2011	1013	572	Official Records of Walker County, Texas
PRENTICE ROBERT ASHLY	San Luis Energy, L.L.C.	11/15/2011	1013	578	Official Records of Walker County, Texas
PRENTICE RAMSEY D	San Luis Energy, L.L.C.	11/15/2011	1013	548	Official Records of Walker County, Texas
PRENTICE RAMSEY D	San Luis Energy, L.L.C.	11/15/2011	1013	554	Official Records of Walker County, Texas
MCCAFFETY ROBERT E & FRANKIE	San Luis Energy, L.L.C.	11/17/2011	1013	70	Official Records of Walker County, Texas
SANDEL MICHAEL NATHAN SANDEL	San Luis Energy, L.L.C.	11/21/2011	1007	486	Official Records of Walker County, Texas
SANDEL MARK HAYDEN	San Luis Energy, L.L.C.	11/21/2011	1013	105	Official Records of Walker County, Texas
MOUNCE BETTY JANE SANDEL	San Luis Energy, L.L.C.	11/21/2011	1013	111	Official Records of Walker County, Texas
HARDY DOROTHY N IND AND EXEC	San Luis Energy, L.L.C.	11/21/2011	1007	474	Official Records of Walker County, Texas
BRIDGES EMZIE	San Luis Energy, L.L.C.	11/23/2011	1013	149	Official Records of Walker County, Texas
PRENTICE WAYNE C	San Luis Energy, L.L.C.	11/28/2011	1013	560	Official Records of Walker County, Texas
PRENTICE WAYNE C	San Luis Energy, L.L.C.	11/28/2011	1013	566	Official Records of Walker County, Texas

11

Exhibit A

Participation Agreement dated March 1, 2012

Lessor	Lessee	Lease Date	Book	Page	Recording
ROBERTS FRANK DERRA JR	San Luis Energy, L.L.C.	11/30/2011	1013	127	Official Records of Walker County, Texas
BEVINGTON SALLIE SUE ANDERS	San Luis Energy, L.L.C.	11/30/2011	1013	133	Official Records of Walker County, Texas
ZULCH JACQUE	San Luis Energy, L.L.C.	11/30/2011	1013	3	Official Records of Walker County, Texas
ANDERS EDWARD OLAN	San Luis Energy, L.L.C.	11/30/2011	1013	8	Official Records of Walker County, Texas
TAYLOR MARTHA E ROBERTS	San Luis Energy, L.L.C.	11/30/2011	1013	352	Official Records of Walker County, Texas
SHEFFIELD GWENDA GAIL ROBERTS	San Luis Energy, L.L.C.	11/30/2011	1013	346	Official Records of Walker County, Texas
HAMMOCK DANIEL W ET UX	San Luis Energy, L.L.C.	12/1/2011	1013	82	Official Records of Walker County, Texas
BALDWIN TERRY D ET UX	San Luis Energy, L.L.C.	12/1/2011	1014	645	Official Records of Walker County, Texas
GESSNER CAROL JEAN LINDLEY ET	San Luis Energy, L.L.C.	12/2/2011	1007	695	Official Records of Walker County, Texas
BURKEY FREDERICK JAMES	San Luis Energy, L.L.C.	12/2/2011	1013	139	Official Records of Walker County, Texas
HAYWARD MELVIN RAY	San Luis Energy, L.L.C.	12/4/2011	1013	89	Official Records of Walker County, Texas
LAWSON MOSELLE	San Luis Energy, L.L.C.	12/6/2011	1013	53	Official Records of Walker County, Texas
PIERCE LINDA K	San Luis Energy, L.L.C.	12/14/2011	1013	584	Official Records of Walker County, Texas
BALDWIN WILLIAM EUGENE	San Luis Energy, L.L.C.	12/19/2011	1013	117	Official Records of Walker County, Texas
CARTER MARJORIE W	San Luis Energy, L.L.C.	12/29/2011	1013	43	Official Records of Walker County, Texas
BALDWIN BERNICE LAMOND	San Luis Energy, L.L.C.	12/29/2011	1013	144	Official Records of Walker County, Texas
LINVILLE BILLY G	San Luis Energy, L.L.C.	1/11/2012	1013	158	Official Records of Walker County, Texas
PARROTT FRANCES	San Luis Energy, L.L.C.	1/17/2012	1013	99	Official Records of Walker County, Texas
HAYWARD JASPER	San Luis Energy, L.L.C.	1/17/2012	1013	94	Official Records of Walker County, Texas
THOMPSON LARRY W	San Luis Energy, L.L.C.	1/19/2012	1013	340	Official Records of Walker County, Texas
THOMPSON PATRICIA A	San Luis Energy, L.L.C.	1/19/2012	1013	22	Official Records of Walker County, Texas
HARDY MARK L ET UX	San Luis Energy, L.L.C.	1/23/2012	1013	122	Official Records of Walker County, Texas
HARDY M L INC	San Luis Energy, L.L.C.	1/23/2012	1013	14	Official Records of Walker County, Texas
STAPLES WINFRED ANN	San Luis Energy, L.L.C.	1/27/2012	1013	409	Official Records of Walker County, Texas
KERR RAHEL L	San Luis Energy, L.L.C.	1/27/2012	1013	28	Official Records of Walker County, Texas
KERR HARRIS E	San Luis Energy, L.L.C.	1/27/2012	1013	35	Official Records of Walker County, Texas
FLYNN CLAIRE K	San Luis Energy, L.L.C.	1/27/2012	1013	18	Official Records of Walker County, Texas
KERR MOSHE	San Luis Energy, L.L.C.	1/27/2012	1013	39	Official Records of Walker County, Texas
DOLIVE BRIAN BRUCE	San Luis Energy, L.L.C.	1/30/2012	1013	66	Official Records of Walker County, Texas
DOLIVE DAVID WAYNE	San Luis Energy, L.L.C.	1/30/2012	1013	62	Official Records of Walker County, Texas
WHITTEN ROBERT H JR	San Luis Energy, L.L.C.	1/30/2012	1013	456	Official Records of Walker County, Texas
CHAPMAN DOROTHY W	San Luis Energy, L.L.C.	1/30/2012	1013	389	Official Records of Walker County, Texas
WHITTEN CARL J	San Luis Energy, L.L.C.	1/30/2012	1013	394	Official Records of Walker County, Texas
HARDY DEBRA J ET VIR	San Luis Energy, L.L.C.	2/21/2012	1013	399	Official Records of Walker County, Texas
DICKEY DARRELL	San Luis Energy, L.L.C.	2/21/2012	1013	404	Official Records of Walker County, Texas
WOLFE JULIE A ET AL	San Luis Energy, L.L.C.	7/25/2011	1408	444	Official Records of Grimes County, Texas

12

Exhibit A

Participation Agreement dated March 1, 2012

Lessor	Lessee	Lease Date	Book	Page	Recording
WOLFE JULIE A	San Luis Energy, L.L.C.	8/3/2011	1408	438	Official Records of Grimes County, Texas
BERGLUND CARL DAVIS	San Luis Energy, L.L.C.	8/12/2011	1405	277	Official Records of Grimes County, Texas
MALLARD PATSY H	San Luis Energy, L.L.C.	8/17/2011	1405	283	Official Records of Grimes County, Texas
LUCAS OTHA L ET UX	San Luis Energy, L.L.C.	8/17/2011	1405	293	Official Records of Grimes County, Texas
COVINGTON PAUL D ET UX	San Luis Energy, L.L.C.	8/17/2011	1389	698	Official Records of Grimes County, Texas
NEASON CHARLLA	San Luis Energy, L.L.C.	8/23/2011	1405	340	Official Records of Grimes County, Texas
LOGAN ANNA DAILYN ET UX	San Luis Energy, L.L.C.	8/23/2011	1405	334	Official Records of Grimes County, Texas
NEASON FAMILY TRUST	San Luis Energy, L.L.C.	8/23/2011	1405	328	Official Records of Grimes County, Texas
DUNN RALPH O ET UX	San Luis Energy, L.L.C.	8/24/2011	1405	272	Official Records of Grimes County, Texas
MARTIN JOHNNIE ET UX	San Luis Energy, L.L.C.	8/24/2011	1405	318	Official Records of Grimes County, Texas
UBANOSKI LESTER T ET UX	San Luis Energy, L.L.C.	9/6/2011	1405	323	Official Records of Grimes County, Texas
MILBY PATTY C	San Luis Energy, L.L.C.	9/8/2011	1405	303	Official Records of Grimes County, Texas
SHANNON DANNY MICHAEL ET UX	San Luis Energy, L.L.C.	9/8/2011	1405	313	Official Records of Grimes County, Texas
SHANNON SEAN PATRICK	San Luis Energy, L.L.C.	9/8/2011	1405	308	Official Records of Grimes County, Texas
SHANNON ROBIN B ET UX	San Luis Energy, L.L.C.	9/8/2011	1405	288	Official Records of Grimes County, Texas
SHANNON JOHN K ET UX	San Luis Energy, L.L.C.	9/8/2011	1405	298	Official Records of Grimes County, Texas
DUSCHINISKI CHARLES T ET UX	San Luis Energy, L.L.C.	9/15/2011	1405	346	Official Records of Grimes County, Texas
GINNY JAY PARTNERS LTD	San Luis Energy, L.L.C.	9/21/2011	1013	596	Official Records of Grimes County, Texas
SHANNON SEAN PATRICK	San Luis Energy, L.L.C.	11/11/2011	1405	356	Official Records of Grimes County, Texas
SHANNON JOHN K ET UX	San Luis Energy, L.L.C.	11/11/2011	1405	350	Official Records of Grimes County, Texas
SHANNON ROBIN B ET UX	San Luis Energy, L.L.C.	11/11/2011	1405	369	Official Records of Grimes County, Texas
MILBY PATTY C	San Luis Energy, L.L.C.	11/11/2011	1405	362	Official Records of Grimes County, Texas
CADENA JESUS ET UX	San Luis Energy, L.L.C.	12/27/2011	1408	427	Official Records of Grimes County, Texas
GODKIN NICK JR	San Luis Energy, L.L.C.	1/18/2012	1408	433	Official Records of Grimes County, Texas

13

Exhibit B

Participation Agreement Dated March 1, 2012

ASSIGNMENT OF OIL AND GAS LEASES

STATE OF TEXAS	§
	§	KNOW ALL MEN BY THESE PRESENTS:
COUNTY OF WALKER	§

THAT, Range Texas Production, LLC, whose address is 100 Throckmorton Street, Suite 1200, Fort Worth, Texas 76102, hereinafter referred to as “Assignor”, for and in consideration of Ten Dollars ($10.00) and other good and valuable consideration the receipt and sufficiency of which are hereby acknowledged, does hereby grant, bargain, sell, convey, assign, transfer, set over, and deliver unto ZaZa Energy Corporation, whose address is 1301 McKinney Street, Suite 3000, Houston, Texas 77010, hereinafter referred to, as “Assignee”, all of Assignor’s rights, titles and interests (of whatever kind or character, whether legal or equitable) in, to and under, or derived from an undivided 75% working interest (with an attributable net revenue interest of not less than 56.25%), in and to the oil, gas, and mineral leases described in Exhibit “A” attached hereto and made a part hereof (the “Leases”), including a corresponding interest in and to: (i) the Gibbs Brothers 1H oil and gas well (AP 42-471-30348); (ii) all material structures, tubular goods, well equipment, lease equipment, improvements and all other personal property, fixtures and facilities, including any pits or other waste collection or disposal facilities or other areas, to the extent appurtenant to or used in connection with the Leases; and (iii) to all permits, licenses, servitudes, easements, rights-of-way, surface fee interests and other surface use agreements to the extent used in connection with the ownership or operation of the Leases.

This Assignment is subject to the following:

1.              The terms and provisions of the Leases;

2.              That certain unrecorded Participation Agreement dated March 1, 2012 (“Participation Agreement”), by and between Assignor and Assignee.

3.              For a period of 6 calendar months immediately following the end of the Due Diligence Period (as that term is defined in the Participation Agreement), Assignor Warrants title to the Leases against all persons and entities claiming any right, title and interest in the Leases by, through, or under Assignor, but not otherwise.

This Assignment and all rights and covenants made herein shall inure to the benefit of and be binding upon Assignee and their successors and assigns.

This Assignment may be executed in multiple counterparts. Assignor hereby warrants to Assignee that Assignor is the owner of the oil and gas leasehold estate working interests in the Leases and that title to Assignor’s interest in the Leases is free and clear of liens, claims and encumbrances created by, through or under Assignor, but not otherwise.

Assignee agrees to fully defend, protect, indemnify, and hold harmless Assignor, its officers, directors, employees, and agents, from and against each and every claim, demand, action, cause of action, or lawsuit, and any liability, cost, expense, damage or loss, including court costs and attorney’s fees, that may be asserted against Assignor or Assignee by any third party, including Assignee’s employees and agents, arising from or on account of any operations conducted by Assignee, or for the benefit of Assignee, under this Assignment or which might arise out of any breach or violation of any of the terms and provisions of the Oil and Gas Leases.

Assignee shall be responsible for its proportionate share of the costs to properly plug all wells on the lands and leases in compliance with all applicable law, rules, and regulations

IN WITNESS WHEREOF, this Assignment is executed this 28th day of March , 2012, but effective as of March 1, 2012.

ASSIGNOR:
Range Texas Production, LLC

By:	/s/ D. Neal Harrington
D. Neal Harrington, Vice President - Land

ASSIGNEE:
ZaZa Energy Corporation

By:	/s/ Randy Parsley
Randy Parsley, Executive Vice President

2

ACKNOWLEDGMENTS

STATE OF TEXAS	§

COUNTY OF TARRANT	§

This instrument was acknowledged before me on this 28th day of March, 2012 by D. Neal Harrington, in his capacity as Vice President of Range Texas Production, LLC, a Delaware limited liability company, on behalf of said limited liability company.

/s/ SHANNON D. DUBOIS
Notary Public, State of Texas

STATE OF TEXAS	§

COUNTY OF HARRIS	§

This instrument was acknowledged before me on this 28th day of March, 2012 by Randy Parsley, in his capacity as Executive Vice President of ZaZa Energy Corporation, a Delaware Corporation, on behalf of said Corporation.

/s/ APRIL BURTON
Notary Public, State of Texas

3

Exhibit “A”

Assignment of Oil and Gas Leases

Lessor	Lessee	Lease Date	Book	Page	Recording
COX LEIGH H JR	San Luis Energy, L.L.C.	12/28/2009	1013	487	Official Records of Walker County, Texas
ALLPHIN CHARLES	San Luis Energy, L.L.C.	1/20/2010	956	600	Official Records of Walker County, Texas
ALLPHIN JAMES ET UX	San Luis Energy, L.L.C.	1/20/2010	956	605	Official Records of Walker County, Texas
DALE MYERS ET UX	San Luis Energy, L.L.C.	1/21/2010	965	681	Official Records of Walker County, Texas
LOPEZ JOSEPH A ET AL	San Luis Energy, L.L.C.	2/10/2010	956	597	Official Records of Walker County, Texas
HAYNES VERDIS ALEXANDER	San Luis Energy, L.L.C.	2/11/2010	965	627	Official Records of Walker County, Texas
SMITH MARK GERARD	San Luis Energy, L.L.C.	2/11/2010	965	630	Official Records of Walker County, Texas
DAGENHART RONALD T ET AL	San Luis Energy, L.L.C.	2/12/2010	965	676	Official Records of Walker County, Texas
HAYNES VODIS H	San Luis Energy, L.L.C.	2/12/2010	955	443	Official Records of Walker County, Texas
BUTLER JAMES ETTA	San Luis Energy, L.L.C.	2/12/2010	965	664	Official Records of Walker County, Texas
ARCHIE EARSIE M	San Luis Energy, L.L.C.	2/12/2010	965	624	Official Records of Walker County, Texas
BIRDWELL PEARLINE HAYNES COLLI	San Luis Energy, L.L.C.	2/14/2010	956	618	Official Records of Walker County, Texas
HAYNES EDGAR	San Luis Energy, L.L.C.	2/14/2010	965	643	Official Records of Walker County, Texas
BOOKMAN BETTY J	San Luis Energy, L.L.C.	2/18/2010	965	661	Official Records of Walker County, Texas
HAYNES CHARLES LEON	San Luis Energy, L.L.C.	2/18/2010	965	658	Official Records of Walker County, Texas
HAYNES CEDRIC A	San Luis Energy, L.L.C.	2/18/2010	965	649	Official Records of Walker County, Texas
HAYNES RUBY EARL	San Luis Energy, L.L.C.	2/18/2010	965	652	Official Records of Walker County, Texas
JOHNSON MARY F HAYNES	San Luis Energy, L.L.C.	2/18/2010	965	655	Official Records of Walker County, Texas
HAYNES JAMES A	San Luis Energy, L.L.C.	2/18/2010	956	594	Official Records of Walker County, Texas
GRIFFIN FREDDIE	San Luis Energy, L.L.C.	2/18/2010	955	471	Official Records of Walker County, Texas
KLAWINSKY MARK	San Luis Energy, L.L.C.	2/21/2010	965	667	Official Records of Walker County, Texas
HAYNES BILLY	San Luis Energy, L.L.C.	2/22/2010	956	640	Official Records of Walker County, Texas
ROSS JACQUELINE ET AL	San Luis Energy, L.L.C.	2/22/2010	956	637	Official Records of Walker County, Texas
PEAVY JOHN W JR ET UX	San Luis Energy, L.L.C.	2/24/2010	965	672	Official Records of Walker County, Texas
HAYNES HOWARD D	San Luis Energy, L.L.C.	2/25/2010	955	436	Official Records of Walker County, Texas
HAYNES REGINALD DEWAYNE	San Luis Energy, L.L.C.	2/25/2010	957	538	Official Records of Walker County, Texas
WILSON EARL J	San Luis Energy, L.L.C.	2/26/2010	956	621	Official Records of Walker County, Texas
MAXIEY JAMES A	San Luis Energy, L.L.C.	2/27/2010	956	615	Official Records of Walker County, Texas
MAXIEY SONYA R	San Luis Energy, L.L.C.	3/1/2010	965	646	Official Records of Walker County, Texas
LEWIS HORACE N JR ET UX	San Luis Energy, L.L.C.	3/1/2010	956	610	Official Records of Walker County, Texas
WEIR CHARLES	San Luis Energy, L.L.C.	3/9/2010	955	421	Official Records of Walker County, Texas
WARREN FAMILY LIVING TRUST	San Luis Energy, L.L.C.	3/9/2010	965	639	Official Records of Walker County, Texas
SAGE GREEN COMPANY	San Luis Energy, L.L.C.	3/10/2010	965	635	Official Records of Walker County, Texas
WEIR GREGORY SCOTT	San Luis Energy, L.L.C.	3/22/2010	955	431	Official Records of Walker County, Texas
HANSON JOE W	San Luis Energy, L.L.C.	3/22/2010	955	439	Official Records of Walker County, Texas
CALLAWAY BETTLY L COLLEY	San Luis Energy, L.L.C.	3/22/2010	956	695	Official Records of Walker County, Texas

1

Exhibit “A”

Assignment of Oil and Gas Leases

Lessor	Lessee	Lease Date	Book	Page	Recording
BRIGHT JASON L	San Luis Energy, L.L.C.	3/23/2010	955	446	Official Records of Walker County, Texas
SHORT MARK ETUX	San Luis Energy, L.L.C.	3/25/2010	957	575	Official Records of Walker County, Texas
SHOULTZ ANGELA	San Luis Energy, L.L.C.	3/26/2010	955	456	Official Records of Walker County, Texas
SHOULTZ RETA	San Luis Energy, L.L.C.	3/26/2010	955	426	Official Records of Walker County, Texas
MARTIN GUY N	San Luis Energy, L.L.C.	3/26/2010	956	627	Official Records of Walker County, Texas
MARTIN JOHN R III	San Luis Energy, L.L.C.	3/26/2010	956	632	Official Records of Walker County, Texas
MELCHER TRACEY WEIR	San Luis Energy, L.L.C.	3/30/2010	955	451	Official Records of Walker County, Texas
STAPLES WINFRED ANN	San Luis Energy, L.L.C.	3/31/2010	955	476	Official Records of Walker County, Texas
EASTHAM HARRIS G TRUST	San Luis Energy, L.L.C.	3/31/2010	953	115	Official Records of Walker County, Texas
YEAGER MICHAEL A ET UX	San Luis Energy, L.L.C.	4/1/2010	956	660	Official Records of Walker County, Texas
YEAGER JEFFREY S	San Luis Energy, L.L.C.	4/1/2010	956	653	Official Records of Walker County, Texas
MUTT CO LTD	San Luis Energy, L.L.C.	4/1/2010	956	745	Official Records of Walker County, Texas
FAILS MARY KATHERINE	San Luis Energy, L.L.C.	4/2/2010	956	740	Official Records of Walker County, Texas
KELLEY L EUGENE ET UX	San Luis Energy, L.L.C.	4/6/2010	956	675	Official Records of Walker County, Texas
LEVEE ARTHUR A ET UX	San Luis Energy, L.L.C.	4/6/2010	956	670	Official Records of Walker County, Texas
LEVEE ARTHUR A JR ET UX	San Luis Energy, L.L.C.	4/6/2010	956	665	Official Records of Walker County, Texas
CHANDLER MICHAEL THOMAS	San Luis Energy, L.L.C.	4/7/2010	955	461	Official Records of Walker County, Texas
THORNHILL BARBARA	San Luis Energy, L.L.C.	4/8/2010	956	709	Official Records of Walker County, Texas
HAGAMAN SHEILA REEVES	San Luis Energy, L.L.C.	4/8/2010	956	685	Official Records of Walker County, Texas
HANNA JAMES ANDERSON JR	San Luis Energy, L.L.C.	4/14/2010	956	643	Official Records of Walker County, Texas
HANNA JAMES ALVIN III	San Luis Energy, L.L.C.	4/14/2010	956	648	Official Records of Walker County, Texas
HANNA JAMES ANDERSON JR ET AL	San Luis Energy, L.L.C.	4/14/2010	956	717	Official Records of Walker County, Texas
WAKEFIELD MARY WHITCOMB	San Luis Energy, L.L.C.	4/15/2010	956	705	Official Records of Walker County, Texas
PERRYMAN JENNIFER	San Luis Energy, L.L.C.	4/15/2010	956	723	Official Records of Walker County, Texas
HOLLAND GLYN	San Luis Energy, L.L.C.	4/19/2010	956	727	Official Records of Walker County, Texas
WALTERS RUTH ROSS	San Luis Energy, L.L.C.	4/20/2010	955	540	Official Records of Walker County, Texas
WG PARTNERS	San Luis Energy, L.L.C.	4/21/2010	956	736	Official Records of Walker County, Texas
SAMUELLA W PALMER TRUST ET AL	San Luis Energy, L.L.C.	4/21/2010	955	466	Official Records of Walker County, Texas
WOODS S O JR	San Luis Energy, L.L.C.	4/21/2010	956	690	Official Records of Walker County, Texas
WOODS G W	San Luis Energy, L.L.C.	4/21/2010	956	700	Official Records of Walker County, Texas
WG PARTNERS LTD	San Luis Energy, L.L.C.	4/21/2010	956	732	Official Records of Walker County, Texas
WOODARD LARRY J	San Luis Energy, L.L.C.	4/26/2010	951	21	Official Records of Walker County, Texas
LIHOU MARIAN LYNN	San Luis Energy, L.L.C.	4/26/2010	956	680	Official Records of Walker County, Texas
PYSELL KIMBERLY KAY	San Luis Energy, L.L.C.	4/28/2010	955	494	Official Records of Walker County, Texas
PERRY ALLEN D	San Luis Energy, L.L.C.	4/28/2010	955	509	Official Records of Walker County, Texas
PERRY MONTE GLENN	San Luis Energy, L.L.C.	4/28/2010	955	514	Official Records of Walker County, Texas

2

Exhibit “A”

Assignment of Oil and Gas Leases

Lessor	Lessee	Lease Date	Book	Page	Recording
KUHLMAN KAREN R	San Luis Energy, L.L.C.	4/28/2010	955	499	Official Records of Walker County, Texas
PERRY RONALD DARWIN	San Luis Energy, L.L.C.	4/28/2010	955	504	Official Records of Walker County, Texas
HOKE JOE N	San Luis Energy, L.L.C.	4/29/2010	955	549	Official Records of Walker County, Texas
BLALOCK WINONA ET AL	San Luis Energy, L.L.C.	4/29/2010	955	481	Official Records of Walker County, Texas
NORVEL WADE HARRIS ETUX	San Luis Energy, L.L.C.	4/30/2010	951	39	Official Records of Walker County, Texas
HAMPTON ROBERT	San Luis Energy, L.L.C.	5/4/2010	956	713	Official Records of Walker County, Texas
HANSON JOE W	San Luis Energy, L.L.C.	5/11/2010	955	535	Official Records of Walker County, Texas
WELCH DOUGLAS W ET UX	San Luis Energy, L.L.C.	5/12/2010	955	486	Official Records of Walker County, Texas
CLAYTON EVA	San Luis Energy, L.L.C.	5/13/2010	955	531	Official Records of Walker County, Texas
COUGOT GLENN DALE ET UX	San Luis Energy, L.L.C.	5/14/2010	953	133	Official Records of Walker County, Texas
LINDSEY, JOHN DEWITTE	San Luis Energy, L.L.C.	5/17/2010	955	490	Official Records of Walker County, Texas
BOAZ WILLIE JO	San Luis Energy, L.L.C.	5/17/2010	951	26	Official Records of Walker County, Texas
BRUXVOORT MELANIE	San Luis Energy, L.L.C.	5/17/2010	950	883	Official Records of Walker County, Texas
CHANDLER MICHAEL THOMAS	San Luis Energy, L.L.C.	5/18/2010	955	519	Official Records of Walker County, Texas
LOVING WILLIAM CURTIS ET UX	San Luis Energy, L.L.C.	5/19/2010	955	527	Official Records of Walker County, Texas
ALFORD JACKIE	San Luis Energy, L.L.C.	5/19/2010	1013	329	Official Records of Walker County, Texas
CHANDLER MARGO K	San Luis Energy, L.L.C.	5/20/2010	953	84	Official Records of Walker County, Texas
HOKE JOE N	San Luis Energy, L.L.C.	5/20/2010	1013	508	Official Records of Walker County, Texas
DAVIS CAROLYN S ET AL	San Luis Energy, L.L.C.	5/25/2010	953	124	Official Records of Walker County, Texas
MAYO NANCY D ET AL	San Luis Energy, L.L.C.	5/25/2010	953	120	Official Records of Walker County, Texas
DAVIS HOWARD B ET AL	San Luis Energy, L.L.C.	5/25/2010	953	128	Official Records of Walker County, Texas
WALLS WELCOME C ETUX	San Luis Energy, L.L.C.	5/25/2010	951	35	Official Records of Walker County, Texas
ADAMS LILLA SUE ET VIR	San Luis Energy, L.L.C.	5/28/2010	953	110	Official Records of Walker County, Texas
PARRISH WILLIAM BOYD	San Luis Energy, L.L.C.	5/28/2010	953	97	Official Records of Walker County, Texas
MCLAUGHLIN WILLIAM P ET UX	San Luis Energy, L.L.C.	5/28/2010	953	101	Official Records of Walker County, Texas
REED PATSY ANN	San Luis Energy, L.L.C.	5/28/2010	953	106	Official Records of Walker County, Texas
DAVIS ENTERPRISES	San Luis Energy, L.L.C.	6/2/2010	957	579	Official Records of Walker County, Texas
SANDEL JOE B & WINNIE SANDEL	San Luis Energy, L.L.C.	6/3/2010	1015	401	Official Records of Walker County, Texas
SANDEL JOE B ETUX	San Luis Energy, L.L.C.	6/3/2010	1015	507	Official Records of Walker County, Texas
HERNANDEZ KARI BAUTSCH	San Luis Energy, L.L.C.	6/3/2010	965	748	Official Records of Walker County, Texas
BAUTSCH LESLIE A	San Luis Energy, L.L.C.	6/3/2010	964	880	Official Records of Walker County, Texas
KIMICH DAVID T ESTATE TRUST	San Luis Energy, L.L.C.	6/4/2010	957	606	Official Records of Walker County, Texas
DAVIS HOWARD B SR	San Luis Energy, L.L.C.	6/8/2010	950	887	Official Records of Walker County, Texas
DAVIS JAMES MICHAEL	San Luis Energy, L.L.C.	6/8/2010	957	627	Official Records of Walker County, Texas
HABERMACHER ELLEN C	San Luis Energy, L.L.C.	6/8/2010	951	31	Official Records of Walker County, Texas
DAVIS THOMAS B III	San Luis Energy, L.L.C.	6/8/2010	953	93	Official Records of Walker County, Texas

3

Exhibit “A”

Assignment of Oil and Gas Leases

Lessor	Lessee	Lease Date	Book	Page	Recording
DAVIS NINA VIRGINIA	San Luis Energy, L.L.C.	6/8/2010	953	89	Official Records of Walker County, Texas
HOKE FRANK D ETUX	San Luis Energy, L.L.C.	6/8/2010	964	870	Official Records of Walker County, Texas
5-BYRD ENTERPRISES	San Luis Energy, L.L.C.	6/8/2010	951	7	Official Records of Walker County, Texas
SNELGROVE OPAL	San Luis Energy, L.L.C.	6/9/2010	957	622	Official Records of Walker County, Texas
WARD JAMES HENRY	San Luis Energy, L.L.C.	6/10/2010	957	569	Official Records of Walker County, Texas
STEWART HUBERT ET UX	San Luis Energy, L.L.C.	6/10/2010	957	589	Official Records of Walker County, Texas
THORP KERRI T ET VIR	San Luis Energy, L.L.C.	6/10/2010	964	892	Official Records of Walker County, Texas
HOKE SHARON	San Luis Energy, L.L.C.	6/10/2010	957	526	Official Records of Walker County, Texas
CLENDENNEN BARBARA WARD	San Luis Energy, L.L.C.	6/10/2010	1013	316	Official Records of Walker County, Texas
Taylor, Theresa Ward	San Luis Energy, L.L.C.	6/10/2010	965	15	Official Records of Walker County, Texas
Taylor, Theresa Ward	San Luis Energy, L.L.C.	6/10/2010	965	21	Official Records of Walker County, Texas
DAWSON LARRY W ETUX	San Luis Energy, L.L.C.	6/14/2010	950	891	Official Records of Walker County, Texas
MARKHAM G K ETUX	San Luis Energy, L.L.C.	6/16/2010	951	43	Official Records of Walker County, Texas
HALL DARRELL R ET UX	San Luis Energy, L.L.C.	6/16/2010	957	616	Official Records of Walker County, Texas
YATES DON EARNEST ETUX	San Luis Energy, L.L.C.	6/17/2010	957	565	Official Records of Walker County, Texas
GRISHAM SIDNEY E IND & AS PRES	San Luis Energy, L.L.C.	6/18/2010	951	1	Official Records of Walker County, Texas
COYOTE ROSE RANCH INC	San Luis Energy, L.L.C.	6/18/2010	950	869	Official Records of Walker County, Texas
COLE JOHN ETUX INDIV & LP	San Luis Energy, L.L.C.	6/18/2010	950	876	Official Records of Walker County, Texas
SANDEL JERRY ETUX	San Luis Energy, L.L.C.	6/18/2010	965	754	Official Records of Walker County, Texas
GRISHAM SIDNEY E	San Luis Energy, L.L.C.	6/21/2010	951	11	Official Records of Walker County, Texas
JONES HELEN MARIE YATES	San Luis Energy, L.L.C.	6/23/2010	951	17	Official Records of Walker County, Texas
MUSE BEN E JR	San Luis Energy, L.L.C.	6/29/2010	957	594	Official Records of Walker County, Texas
YATES JACKIE N	San Luis Energy, L.L.C.	7/1/2010	957	610	Official Records of Walker County, Texas
GIBBS BROTHERS & COMPANY LP	Range Texas Production, LLC	7/1/2010	947	126	Official Records of Walker County, Texas
GIBBS BROTHERS & COMPANY LP	Range Texas Production, LLC	7/1/2010	953	75	Official Records of Walker County, Texas
GIBBS BROTHERS & COMPANY LP	Range Texas Production, LLC	7/1/2010	949	819	Official Records of Walker County, Texas
GIBBS BROTHERS & COMPANY LP	Range Texas Production, LLC	7/1/2010	953	61	Official Records of Walker County, Texas
JWBL INVESTMENTS LP	San Luis Energy, L.L.C.	7/1/2010	995	51	Official Records of Walker County, Texas
PEAL RUSSELL LYNN	San Luis Energy, L.L.C.	7/1/2010	1013	386	Official Records of Walker County, Texas
PEAL DAVID NELSON	San Luis Energy, L.L.C.	7/1/2010	1013	151	Official Records of Walker County, Texas
BOLEY JERI D’ANN	San Luis Energy, L.L.C.	7/6/2010	957	600	Official Records of Walker County, Texas
BRIDGES DIANE	San Luis Energy, L.L.C.	7/14/2010	1013	387	Official Records of Walker County, Texas
GREER BARBARA LEE	San Luis Energy, L.L.C.	7/15/2010	957	583	Official Records of Walker County, Texas
ROSS DONALD ETUX	San Luis Energy, L.L.C.	7/27/2010	957	553	Official Records of Walker County, Texas
ROSS DONALD LEE ETAL	San Luis Energy, L.L.C.	7/27/2010	957	558	Official Records of Walker County, Texas
CHANDLER MICHAEL T	San Luis Energy, L.L.C.	7/30/2010	955	544	Official Records of Walker County, Texas

4

Exhibit “A”

Assignment of Oil and Gas Leases

Lessor	Lessee	Lease Date	Book	Page	Recording
LEWIS DOROTHY MORGAN	San Luis Energy, L.L.C.	8/4/2010	965	741	Official Records of Walker County, Texas
O’BANION LINDA MORGAN	San Luis Energy, L.L.C.	8/4/2010	965	30	Official Records of Walker County, Texas
MORGAN BOBBY ESTATE	San Luis Energy, L.L.C.	8/4/2010	965	23	Official Records of Walker County, Texas
CHRISTIAN KELSEY MORGAN	San Luis Energy, L.L.C.	8/4/2010	957	655	Official Records of Walker County, Texas
CHRISTIAN COLT	San Luis Energy, L.L.C.	8/4/2010	1013	467	Official Records of Walker County, Texas
CHRISTIAN BEVERLY ANN	San Luis Energy, L.L.C.	8/4/2010	965	7	Official Records of Walker County, Texas
MORGAN MARK	San Luis Energy, L.L.C.	8/4/2010	1013	413	Official Records of Walker County, Texas
SCHMIDT HENRY JR	San Luis Energy, L.L.C.	8/18/2010	964	886	Official Records of Walker County, Texas
HAYNES ROY LEWIS	San Luis Energy, L.L.C.	8/19/2010	965	1	Official Records of Walker County, Texas
GLEDHILL TOM ETUX	San Luis Energy, L.L.C.	8/20/2010	957	532	Official Records of Walker County, Texas
OWEN MARSHA G	San Luis Energy, L.L.C.	8/30/2010	957	520	Official Records of Walker County, Texas
NEASON ANNE G	San Luis Energy, L.L.C.	8/30/2010	965	728	Official Records of Walker County, Texas
FOSTER WILLIE CLAUDE ETUX	San Luis Energy, L.L.C.	9/1/2010	957	643	Official Records of Walker County, Texas
FOSTER MARY ALICE	San Luis Energy, L.L.C.	9/1/2010	957	637	Official Records of Walker County, Texas
FOSTER WILLIE CLAUDE JR	San Luis Energy, L.L.C.	9/1/2010	957	631	Official Records of Walker County, Texas
DOROTHY R THOMASON FAMILY PART	San Luis Energy, L.L.C.	9/3/2010	957	649	Official Records of Walker County, Texas
OLEN LEE GILBERT RESIDUARY TRU	San Luis Energy, L.L.C.	9/9/2010	965	37	Official Records of Walker County, Texas
WARD JAMES HENRY	San Luis Energy, L.L.C.	9/10/2010	1013	481	Official Records of Walker County, Texas
HOKE ROBERT CHARLES ET UX	San Luis Energy, L.L.C.	9/10/2010	tbd	tbd	Official Records of Walker County, Texas
CHRISTIAN KELSEY MORGAN	San Luis Energy, L.L.C.	9/20/2010	965	735	Official Records of Walker County, Texas
Davis Enterprises	San Luis Energy, L.L.C.	9/20/2010	957	541	Official Records of Walker County, Texas
DOUBLE H INVESTMENTS L.P.	San Luis Energy, L.L.C.	9/24/2010	965	760	Official Records of Walker County, Texas
LAWSON MOSELLE S	San Luis Energy, L.L.C.	9/27/2010	957	547	Official Records of Walker County, Texas
MANLEY JAMES O	San Luis Energy, L.L.C.	9/27/2010	973	432	Official Records of Walker County, Texas
LYNCH KATIE MCDONALD	San Luis Energy, L.L.C.	10/1/2010	965	707	Official Records of Walker County, Texas
KLOS DON R	San Luis Energy, L.L.C.	10/5/2010	965	701	Official Records of Walker County, Texas
SHELTON RUTH JEAN FELDER	San Luis Energy, L.L.C.	10/5/2010	964	834	Official Records of Walker County, Texas
SACCHI CAROLYN T	San Luis Energy, L.L.C.	10/6/2010	965	695	Official Records of Walker County, Texas
WINTON ZAIDEE T	San Luis Energy, L.L.C.	10/6/2010	964	846	Official Records of Walker County, Texas
COLE BILLIE LORAINE	San Luis Energy, L.L.C.	10/6/2010	964	858	Official Records of Walker County, Texas
MUMFORD EMILY P	San Luis Energy, L.L.C.	10/7/2010	965	717	Official Records of Walker County, Texas
ATTWELL MARY P	San Luis Energy, L.L.C.	10/7/2010	965	711	Official Records of Walker County, Texas
ASHBURN SARAH ELAINE	San Luis Energy, L.L.C.	10/8/2010	964	864	Official Records of Walker County, Texas
CHRISTIAN COLT MORGAN	San Luis Energy, L.L.C.	10/12/2010	1013	461	Official Records of Walker County, Texas
CHRISTIAN BEVERLY ANN MORGAN	San Luis Energy, L.L.C.	10/12/2010	965	766	Official Records of Walker County, Texas
MORGAN MARK E	San Luis Energy, L.L.C.	10/12/2010	1013	413	Official Records of Walker County, Texas

5

Exhibit “A”

Assignment of Oil and Gas Leases

Lessor	Lessee	Lease Date	Book	Page	Recording
MORGAN SHIRLEY	San Luis Energy, L.L.C.	10/12/2010	1015	615	Official Records of Walker County, Texas
COLDWELL IDA W	San Luis Energy, L.L.C.	10/13/2010	965	690	Official Records of Walker County, Texas
SMITH CHARLES N	San Luis Energy, L.L.C.	10/15/2010	964	840	Official Records of Walker County, Texas
ARBOUR CHRISTIE L	San Luis Energy, L.L.C.	10/15/2010	964	822	Official Records of Walker County, Texas
MCWILLIAMS DONALD J ETUX	San Luis Energy, L.L.C.	10/19/2010	964	874	Official Records of Walker County, Texas
MARKHAM REALTY INC	San Luis Energy, L.L.C.	10/21/2010	964	852	Official Records of Walker County, Texas
SHINE TIFFANY LEIGH	San Luis Energy, L.L.C.	10/21/2010	1013	58	Official Records of Walker County, Texas
SHINE TESTAMENTARY TRUST	San Luis Energy, L.L.C.	10/21/2010	1013	60	Official Records of Walker County, Texas
MOORE MARTY TURNER	San Luis Energy, L.L.C.	10/22/2010	964	828	Official Records of Walker County, Texas
COFFMAN MARY SUE	San Luis Energy, L.L.C.	10/23/2010	973	396	Official Records of Walker County, Texas
LYNCH KATIE MCDONALD	San Luis Energy, L.L.C.	10/26/2010	965	686	Official Records of Walker County, Texas
REEVES JOHNEY LEE	San Luis Energy, L.L.C.	10/27/2010	1013	334	Official Records of Walker County, Texas
ROBERTS PATRICIA REEVES	San Luis Energy, L.L.C.	10/27/2010	973	414	Official Records of Walker County, Texas
SHAFRATH IDA REEVES	San Luis Energy, L.L.C.	10/27/2010	973	408	Official Records of Walker County, Texas
PARKER AMANDA DALE	San Luis Energy, L.L.C.	10/27/2010	973	344	Official Records of Walker County, Texas
SHEFFIELD GAIL ROBERTS	San Luis Energy, L.L.C.	11/2/2010	973	402	Official Records of Walker County, Texas
KLOS GARY	San Luis Energy, L.L.C.	11/22/2010	973	380	Official Records of Walker County, Texas
DAVIS KENNETH R	San Luis Energy, L.L.C.	12/14/2010	965	722	Official Records of Walker County, Texas
WOODS JON CLINTON	San Luis Energy, L.L.C.	12/15/2010	973	420	Official Records of Walker County, Texas
DOWNE WENDE WOODS	San Luis Energy, L.L.C.	12/15/2010	973	426	Official Records of Walker County, Texas
WAIDELICH DAWN WOODS	San Luis Energy, L.L.C.	12/15/2010	973	437	Official Records of Walker County, Texas
WURBS KERRY JACOBY	San Luis Energy, L.L.C.	1/4/2011	973	391	Official Records of Walker County, Texas
JACOBY CHARLES JR	San Luis Energy, L.L.C.	1/4/2011	973	386	Official Records of Walker County, Texas
SCURRY EVELYN JACOBY	San Luis Energy, L.L.C.	1/4/2011	973	375	Official Records of Walker County, Texas
W G PARTNERS LTD	San Luis Energy, L.L.C.	1/24/2011	973	371	Official Records of Walker County, Texas
BUFORD MARY MARGARET	San Luis Energy, L.L.C.	1/25/2011	973	355	Official Records of Walker County, Texas
HIGGINS ELIZABETH ANN ESTATE	San Luis Energy, L.L.C.	2/1/2011	980	91	Official Records of Walker County, Texas
COLE JAN	San Luis Energy, L.L.C.	2/7/2011	973	361	Official Records of Walker County, Texas
COLE DR THOMAS JR	San Luis Energy, L.L.C.	2/7/2011	973	366	Official Records of Walker County, Texas
TOBUREN DIANE A	San Luis Energy, L.L.C.	2/9/2011	973	339	Official Records of Walker County, Texas
ATKINSON GEORGE H	San Luis Energy, L.L.C.	2/9/2011	973	443	Official Records of Walker County, Texas
WOODARD LARRY J	San Luis Energy, L.L.C.	2/10/2011	1013	502	Official Records of Walker County, Texas
MANN MAURINE HAMPTON	San Luis Energy, L.L.C.	2/15/2011	1013	496	Official Records of Walker County, Texas
RUST JANET IRENE BAKER	San Luis Energy, L.L.C.	2/15/2011	1013	490	Official Records of Walker County, Texas
WG PARTNERS LTD	San Luis Energy, L.L.C.	2/15/2011	973	350	Official Records of Walker County, Texas
THOMPSON CARLYLE R	San Luis Energy, L.L.C.	3/4/2011	980	97	Official Records of Walker County, Texas

6

Exhibit “A”

Assignment of Oil and Gas Leases

Lessor	Lessee	Lease Date	Book	Page	Recording
PHILLIPS CHARLIE D	San Luis Energy, L.L.C.	3/14/2011	980	102	Official Records of Walker County, Texas
SMITH BEVERLY	San Luis Energy, L.L.C.	3/14/2011	992	875	Official Records of Walker County, Texas
GLAZE QUINTIN	San Luis Energy, L.L.C.	3/14/2011	992	865	Official Records of Walker County, Texas
GLAZE KEATON	San Luis Energy, L.L.C.	3/14/2011	992	870	Official Records of Walker County, Texas
DURKIN DEBORAH MORGAN	San Luis Energy, L.L.C.	3/17/2011	980	68	Official Records of Walker County, Texas
MOCK DONNIE RAY JR	San Luis Energy, L.L.C.	3/24/2011	992	886	Official Records of Walker County, Texas
SHAFFER MARIALICE BINFORD	San Luis Energy, L.L.C.	4/8/2011	980	113	Official Records of Walker County, Texas
BINFORD JESSE STONE JR	San Luis Energy, L.L.C.	4/8/2011	992	891	Official Records of Walker County, Texas
WEIDMAN HAZEL YATES	San Luis Energy, L.L.C.	4/11/2011	980	137	Official Records of Walker County, Texas
YATES ANITA	San Luis Energy, L.L.C.	4/11/2011	980	131	Official Records of Walker County, Texas
YATES VERNON	San Luis Energy, L.L.C.	4/11/2011	980	107	Official Records of Walker County, Texas
MORRISON OWEEN	San Luis Energy, L.L.C.	4/11/2011	980	74	Official Records of Walker County, Texas
SCHAUSS RENEE	San Luis Energy, L.L.C.	4/12/2011	980	62	Official Records of Walker County, Texas
PRYOR MARGARET	San Luis Energy, L.L.C.	4/12/2011	980	79	Official Records of Walker County, Texas
BENJUMEA MELINDA FORD	San Luis Energy, L.L.C.	4/12/2011	980	119	Official Records of Walker County, Texas
POPLAWSKI AMANDA	San Luis Energy, L.L.C.	4/12/2011	992	880	Official Records of Walker County, Texas
MCMILLAN MART E ET UX	San Luis Energy, L.L.C.	4/14/2011	980	125	Official Records of Walker County, Texas
SCHULER PATRICIA	San Luis Energy, L.L.C.	4/19/2011	992	831	Official Records of Walker County, Texas
BUENDTNER VICTOR GENE	San Luis Energy, L.L.C.	4/19/2011	992	859	Official Records of Walker County, Texas
MARSHALL MICHAEL	San Luis Energy, L.L.C.	4/20/2011	980	85	Official Records of Walker County, Texas
SHELBY JOHNNIE M	San Luis Energy, L.L.C.	4/24/2011	993	1	Official Records of Walker County, Texas
DAVIS THOMAS B	San Luis Energy, L.L.C.	5/3/2011	992	849	Official Records of Walker County, Texas
HABERMACHER ELLEN C	San Luis Energy, L.L.C.	5/3/2011	992	854	Official Records of Walker County, Texas
DAVIS NINA V	San Luis Energy, L.L.C.	5/3/2011	992	844	Official Records of Walker County, Texas
FRANKLIN WANDA	San Luis Energy, L.L.C.	5/10/2011	992	806	Official Records of Walker County, Texas
SCHUH GARY CHARLES	San Luis Energy, L.L.C.	5/10/2011	992	812	Official Records of Walker County, Texas
TAYLOR ALLEN C	San Luis Energy, L.L.C.	5/24/2011	992	789	Official Records of Walker County, Texas
CHOVANEC ELIZABETH	San Luis Energy, L.L.C.	5/26/2011	992	818	Official Records of Walker County, Texas
DWORSKY JOHNNY J ET UX	San Luis Energy, L.L.C.	6/1/2011	1007	445	Official Records of Walker County, Texas
SEARS ROBERT M	San Luis Energy, L.L.C.	6/6/2011	992	837	Official Records of Walker County, Texas
SEARS COLLEEN D	San Luis Energy, L.L.C.	6/6/2011	992	824	Official Records of Walker County, Texas
WILEY MAL J	San Luis Energy, L.L.C.	6/7/2011	992	777	Official Records of Walker County, Texas
MOFFETT MILDRED WILEY	San Luis Energy, L.L.C.	6/7/2011	992	783	Official Records of Walker County, Texas
ROSS DONALD LEE ETAL	San Luis Energy, L.L.C.	6/11/2011	994	849	Official Records of Walker County, Texas
TAYLOR PAULINE D	San Luis Energy, L.L.C.	6/14/2011	992	795	Official Records of Walker County, Texas
MORRIS MARVIN ALLIE	San Luis Energy, L.L.C.	6/15/2011	994	795	Official Records of Walker County, Texas

7

Exhibit “A”

Assignment of Oil and Gas Leases

Lessor	Lessee	Lease Date	Book	Page	Recording
SAMPSELL MICHAEL M	San Luis Energy, L.L.C.	6/15/2011	994	789	Official Records of Walker County, Texas
WG PARTNERS, LTD	San Luis Energy, L.L.C.	6/16/2011	992	801	Official Records of Walker County, Texas
LEE HARRIET F	San Luis Energy, L.L.C.	6/20/2011	1013	358	Official Records of Walker County, Texas
ROGERS KATHYRN	San Luis Energy, L.L.C.	6/20/2011	1013	369	Official Records of Walker County, Texas
BROTHERTON TERRY C ET UX	San Luis Energy, L.L.C.	6/21/2011	1007	588	Official Records of Walker County, Texas
WARD JAMES H	San Luis Energy, L.L.C.	6/22/2011	992	771	Official Records of Walker County, Texas
WALKER ANDREW RAY ET UX	San Luis Energy, L.L.C.	6/22/2011	994	843	Official Records of Walker County, Texas
DOOLEY DEBRA JEANINE	San Luis Energy, L.L.C.	6/22/2011	1007	600	Official Records of Walker County, Texas
BARTEE JOSEPH PAUL	San Luis Energy, L.L.C.	6/23/2011	994	864	Official Records of Walker County, Texas
CANTRELL CANDY LA TRECE BARTEE	San Luis Energy, L.L.C.	6/23/2011	994	831	Official Records of Walker County, Texas
BARTEE JOHN SPENCER	San Luis Energy, L.L.C.	6/23/2011	994	837	Official Records of Walker County, Texas
PARKER TAMMY LYNN BARTEE	San Luis Energy, L.L.C.	6/23/2011	1007	492	Official Records of Walker County, Texas
BOETTCHER EDWARD B	San Luis Energy, L.L.C.	6/24/2011	994	777	Official Records of Walker County, Texas
WACHTER LOIS A	San Luis Energy, L.L.C.	6/27/2011	994	819	Official Records of Walker County, Texas
BRADFORD SALLIE	San Luis Energy, L.L.C.	6/27/2011	994	783	Official Records of Walker County, Texas
RINGO JAMES RYAN	San Luis Energy, L.L.C.	6/27/2011	1007	509	Official Records of Walker County, Texas
DE LA TORRE TAMERA JEAN	San Luis Energy, L.L.C.	6/27/2011	994	876	Official Records of Walker County, Texas
MCMILLIAN LORI BAILEY	San Luis Energy, L.L.C.	6/27/2011	994	882	Official Records of Walker County, Texas
WAGNER JOYCE M	San Luis Energy, L.L.C.	6/28/2011	994	771	Official Records of Walker County, Texas
YATES STEVEN A	San Luis Energy, L.L.C.	6/28/2011	1007	333	Official Records of Walker County, Texas
YATES MARY E	San Luis Energy, L.L.C.	6/28/2011	1007	327	Official Records of Walker County, Texas
SAMARNEH GAYLE	San Luis Energy, L.L.C.	6/28/2011	1007	647	Official Records of Walker County, Texas
ANDERSON JAMES HOWARD JR	San Luis Energy, L.L.C.	7/5/2011	995	7	Official Records of Walker County, Texas
ANDERSON JOAN ELIZABETH	San Luis Energy, L.L.C.	7/5/2011	995	19	Official Records of Walker County, Texas
ANDERSON JEANNE E	San Luis Energy, L.L.C.	7/5/2011	995	1	Official Records of Walker County, Texas
DOYLE CATHERINE ANDERSON	San Luis Energy, L.L.C.	7/5/2011	995	13	Official Records of Walker County, Texas
WEAVER JANET SUE LIVING TRUST	San Luis Energy, L.L.C.	7/5/2011	995	25	Official Records of Walker County, Texas
TEDFORD PATRICIA JEAN ANDERSON	San Luis Energy, L.L.C.	7/5/2011	994	894	Official Records of Walker County, Texas
YOUNG BEN W JR	San Luis Energy, L.L.C.	7/5/2011	995	52	Official Records of Walker County, Texas
DUREE SUE ELLEN	San Luis Energy, L.L.C.	7/7/2011	1007	339	Official Records of Walker County, Texas
LAUBE STEVEN E ET UX	San Luis Energy, L.L.C.	7/7/2011	994	807	Official Records of Walker County, Texas
MARKHAM REALTY INC	San Luis Energy, L.L.C.	7/8/2011	994	858	Official Records of Walker County, Texas
SMITH MARK G ET UX	San Luis Energy, L.L.C.	7/8/2011	994	852	Official Records of Walker County, Texas
WELCH JOHNNIE	San Luis Energy, L.L.C.	7/11/2011	1013	323	Official Records of Walker County, Texas
PLEASANT STREET LTD	San Luis Energy, L.L.C.	7/12/2011	995	70	Official Records of Walker County, Texas
SAGE GREEN COMPANY	San Luis Energy, L.L.C.	7/12/2011	995	64	Official Records of Walker County, Texas

8

Exhibit “A”

Assignment of Oil and Gas Leases

Lessor	Lessee	Lease Date	Book	Page	Recording
TRIPLE T S LTD	San Luis Energy, L.L.C.	7/12/2011	994	813	Official Records of Walker County, Texas
WALLMO MARGARET Y	San Luis Energy, L.L.C.	7/13/2011	995	58	Official Records of Walker County, Texas
WOODARD LARRY J	San Luis Energy, L.L.C.	7/14/2011	994	825	Official Records of Walker County, Texas
LYLE BERTON E III	San Luis Energy, L.L.C.	7/15/2011	1007	259	Official Records of Walker County, Texas
MOORE EDWARD E JR	San Luis Energy, L.L.C.	7/15/2011	1007	253	Official Records of Walker County, Texas
MARTIN LAURA ANN	San Luis Energy, L.L.C.	7/15/2011	994	870	Official Records of Walker County, Texas
STALCUP ROBERTA JEAN SAENGER	San Luis Energy, L.L.C.	7/15/2011	995	76	Official Records of Walker County, Texas
MOCK JOHN	San Luis Energy, L.L.C.	7/18/2011	995	46	Official Records of Walker County, Texas
MOCK GERRY	San Luis Energy, L.L.C.	7/18/2011	995	41	Official Records of Walker County, Texas
SMITH STEED A ET UX	San Luis Energy, L.L.C.	7/19/2011	995	94	Official Records of Walker County, Texas
O’BANNON LILLIAN	San Luis Energy, L.L.C.	7/19/2011	1007	539	Official Records of Walker County, Texas
SCOTT EMMITT ET UX	San Luis Energy, L.L.C.	7/20/2011	994	801	Official Records of Walker County, Texas
TAYLOR VENNIE LEE	San Luis Energy, L.L.C.	7/20/2011	1007	311	Official Records of Walker County, Texas
ARCHIE CARL E ET UX	San Luis Energy, L.L.C.	7/25/2011	1007	316	Official Records of Walker County, Texas
CLAY JANICE MOCK	San Luis Energy, L.L.C.	7/26/2011	995	36	Official Records of Walker County, Texas
MOCK CAROLYN C	San Luis Energy, L.L.C.	7/26/2011	995	31	Official Records of Walker County, Texas
SAGE GREEN COMPANY	San Luis Energy, L.L.C.	7/27/2011	995	82	Official Records of Walker County, Texas
PLEASANT STREET LTD	San Luis Energy, L.L.C.	7/27/2011	995	88	Official Records of Walker County, Texas
SEARS ROBERT M JR	San Luis Energy, L.L.C.	7/28/2011	994	762	Official Records of Walker County, Texas
SEARS COLLEEN D	San Luis Energy, L.L.C.	7/28/2011	994	753	Official Records of Walker County, Texas
PECK MICHAEL J	San Luis Energy, L.L.C.	8/3/2011	1007	321	Official Records of Walker County, Texas
QUAN DEBORAH LEE	San Luis Energy, L.L.C.	8/3/2011	1007	659	Official Records of Walker County, Texas
COLE PEGGY	San Luis Energy, L.L.C.	8/4/2011	1007	469	Official Records of Walker County, Texas
WOODARD LARRY J	San Luis Energy, L.L.C.	8/4/2011	1007	606	Official Records of Walker County, Texas
MACDONELL R A COMPANY	San Luis Energy, L.L.C.	8/10/2011	1007	533	Official Records of Walker County, Texas
DAVIS S H COMPANY	San Luis Energy, L.L.C.	8/10/2011	1007	521	Official Records of Walker County, Texas
ST. GERMAIN COMPANY	San Luis Energy, L.L.C.	8/10/2011	1007	463	Official Records of Walker County, Texas
SMITH W N COMPANY	San Luis Energy, L.L.C.	8/10/2011	1007	527	Official Records of Walker County, Texas
ZULCH JACQUELYN	San Luis Energy, L.L.C.	8/11/2011	1007	671	Official Records of Walker County, Texas
SHEFFIELD GWENDA GAIL ROBERTS	San Luis Energy, L.L.C.	8/11/2011	1007	653	Official Records of Walker County, Texas
TAYLOR MARTHA E	San Luis Energy, L.L.C.	8/11/2011	1007	683	Official Records of Walker County, Texas
ROBERTS FRANK DERRA JR	San Luis Energy, L.L.C.	8/11/2011	1007	677	Official Records of Walker County, Texas
ANDERS EDWARDS OLAN	San Luis Energy, L.L.C.	8/11/2011	1007	641	Official Records of Walker County, Texas
BEVINGTON SALLY S	San Luis Energy, L.L.C.	8/11/2011	1007	665	Official Records of Walker County, Texas
SNELGROVE OPAL W LIVING TRUST	San Luis Energy, L.L.C.	8/12/2011	1007	265	Official Records of Walker County, Texas
WELLS JACK H	San Luis Energy, L.L.C.	8/12/2011	1007	594	Official Records of Walker County, Texas

9

Exhibit “A”

Assignment of Oil and Gas Leases

Lessor	Lessee	Lease Date	Book	Page	Recording
WILBUR OIL LLC	San Luis Energy, L.L.C.	8/15/2011	1013	380	Official Records of Walker County, Texas
W G PARTNERS LTD	San Luis Energy, L.L.C.	8/15/2011	1007	612	Official Records of Walker County, Texas
COLE FAMILY TRUST	San Luis Energy, L.L.C.	8/18/2011	994	888	Official Records of Walker County, Texas
FLEXURE ROYALTY CORPORATION	San Luis Energy, L.L.C.	8/18/2011	1007	635	Official Records of Walker County, Texas
COLE DAVID ETUX	San Luis Energy, L.L.C.	8/19/2011	1007	368	Official Records of Walker County, Texas
LEWIS LEOTA	San Luis Energy, L.L.C.	8/19/2011	1013	590	Official Records of Walker County, Texas
HOKE BOBBY L ET UX	San Luis Energy, L.L.C.	8/20/2011	1007	451	Official Records of Walker County, Texas
COLE JACK LEON FAMILY TRUST	San Luis Energy, L.L.C.	8/22/2011	1007	515	Official Records of Walker County, Texas
NEASON CHARLLA	San Luis Energy, L.L.C.	8/23/2011	1405	340	Official Records of Walker County, Texas
PENNIMAN WARNER TRUST	San Luis Energy, L.L.C.	8/24/2011	1007	629	Official Records of Walker County, Texas
STALCUP ROBERTA JEAN SAENGER	San Luis Energy, L.L.C.	8/26/2011	1007	623	Official Records of Walker County, Texas
MARTIN LAURA ANNE	San Luis Energy, L.L.C.	8/26/2011	1007	617	Official Records of Walker County, Texas
PAUL BARBARA	San Luis Energy, L.L.C.	8/30/2011	1007	576	Official Records of Walker County, Texas
HUTCHING ROBERT E	San Luis Energy, L.L.C.	8/30/2011	1007	570	Official Records of Walker County, Texas
MARTIN GUY N	San Luis Energy, L.L.C.	9/6/2011	998	251	Official Records of Walker County, Texas
MARTIN JOHN R III	San Luis Energy, L.L.C.	9/6/2011	998	259	Official Records of Walker County, Texas
GARDOVSKY ERNEST	San Luis Energy, L.L.C.	9/12/2011	1013	76	Official Records of Walker County, Texas
PARK MANCE MICHAEL	San Luis Energy, L.L.C.	9/13/2011	1007	351	Official Records of Walker County, Texas
FREISE WESLEY E ET UX	San Luis Energy, L.L.C.	9/13/2011	1007	281	Official Records of Walker County, Texas
COLLMORGEN DAVID LEE ET UX	San Luis Energy, L.L.C.	9/20/2011	1007	299	Official Records of Walker County, Texas
VERCHER MARY E	San Luis Energy, L.L.C.	9/20/2011	1007	293	Official Records of Walker County, Texas
ROBERSON NANCY J	San Luis Energy, L.L.C.	9/22/2011	1007	689	Official Records of Walker County, Texas
JOHNSON TOY ROOSEVELT	San Luis Energy, L.L.C.	9/22/2011	1007	582	Official Records of Walker County, Texas
JORDAN W H JR ET UX	San Luis Energy, L.L.C.	9/25/2011	1013	513	Official Records of Walker County, Texas
PEAL DAVID NELSON	San Luis Energy, L.L.C.	9/26/2011	1013	48	Official Records of Walker County, Texas
WARD JAMES H	San Luis Energy, L.L.C.	9/26/2011	1007	235	Official Records of Walker County, Texas
FLEXURE ROYALTY CORPORATION	San Luis Energy, L.L.C.	9/27/2011	1007	362	Official Records of Walker County, Texas
FETTERMAN MARTHA MCADAMS	San Luis Energy, L.L.C.	9/27/2011	1007	287	Official Records of Walker County, Texas
COOK BERA BELLE	San Luis Energy, L.L.C.	9/27/2011	1007	275	Official Records of Walker County, Texas
LAUBE STEVEN E ET UX	San Luis Energy, L.L.C.	10/3/2011	1007	443	Official Records of Walker County, Texas
DUBCAK JAMES L ET UX	San Luis Energy, L.L.C.	10/6/2011	1007	305	Official Records of Walker County, Texas
BRIDGES JULIUS	San Luis Energy, L.L.C.	10/7/2011	1015	413	Official Records of Walker County, Texas
JOHNSON DONALD E ET UX	San Luis Energy, L.L.C.	10/17/2011	1007	357	Official Records of Walker County, Texas
HAYWARD NEWTON D JR	San Luis Energy, L.L.C.	10/18/2011	1007	504	Official Records of Walker County, Texas
WISE ROBERT LOUIS ET UX	San Luis Energy, L.L.C.	10/20/2011	1007	270	Official Records of Walker County, Texas
STEPHENS BETTY JO	San Luis Energy, L.L.C.	10/21/2011	1007	345	Official Records of Walker County, Texas

10

Exhibit “A”

Assignment of Oil and Gas Leases

Lessor	Lessee	Lease Date	Book	Page	Recording
WOODS WILLIE GENE	San Luis Energy, L.L.C.	10/24/2011	1007	241	Official Records of Walker County, Texas
MCCAFFETY SHIRLEY	San Luis Energy, L.L.C.	10/24/2011	1014	639	Official Records of Walker County, Texas
COOK BERA BELLE	San Luis Energy, L.L.C.	10/25/2011	1007	498	Official Records of Walker County, Texas
WOODS MICHAEL D	San Luis Energy, L.L.C.	10/25/2011	1007	223	Official Records of Walker County, Texas
WESTOVER LAND LLC	San Luis Energy, L.L.C.	10/28/2011	1007	545	Official Records of Walker County, Texas
WALKER FAMILY PS LTD	San Luis Energy, L.L.C.	10/31/2011	1007	229	Official Records of Walker County, Texas
TEN-K INC	San Luis Energy, L.L.C.	10/31/2011	1007	247	Official Records of Walker County, Texas
SELMAN MAGGIE B	San Luis Energy, L.L.C.	11/1/2011	1007	480	Official Records of Walker County, Texas
HELTON RICHARD S ET UX	San Luis Energy, L.L.C.	11/1/2011	1007	557	Official Records of Walker County, Texas
HAYWARD LARRY D	San Luis Energy, L.L.C.	11/1/2011	1013	528	Official Records of Walker County, Texas
MALLARD WARREN L HAYWARD	San Luis Energy, L.L.C.	11/1/2011	1013	533	Official Records of Walker County, Texas
GARRISON SYLVIA M	San Luis Energy, L.L.C.	11/1/2011	1013	538	Official Records of Walker County, Texas
HAYWARDTOMMY E	San Luis Energy, L.L.C.	11/1/2011	1013	543	Official Records of Walker County, Texas
SAGE GREEN COMPANY	San Luis Energy, L.L.C.	11/9/2011	1007	550	Official Records of Walker County, Texas
PLEASANT STREET LTD	San Luis Energy, L.L.C.	11/9/2011	1007	563	Official Records of Walker County, Texas
SHANNON SEAN PATRICK	San Luis Energy, L.L.C.	11/11/2011	1008	39	Official Records of Walker County, Texas
SHANNON JOHN K ET UX	San Luis Energy, L.L.C.	11/11/2011	1008	33	Official Records of Walker County, Texas
SHANNON ROBIN B ET UX	San Luis Energy, L.L.C.	11/11/2011	1008	52	Official Records of Walker County, Texas
MILBY PATTY C	San Luis Energy, L.L.C.	11/11/2011	1008	45	Official Records of Walker County, Texas
SHANNON DANNY MICHAEL ET UX	San Luis Energy, L.L.C.	11/11/2011	1013	152	Official Records of Walker County, Texas
MYERS J W	San Luis Energy, L.L.C.	11/15/2011	1007	701	Official Records of Walker County, Texas
MYERS ROBERT ALLEN	San Luis Energy, L.L.C.	11/15/2011	1007	707	Official Records of Walker County, Texas
MYERS JANET LEA	San Luis Energy, L.L.C.	11/15/2011	1007	713	Official Records of Walker County, Texas
MYERS DALE ET UX	San Luis Energy, L.L.C.	11/15/2011	1007	457	Official Records of Walker County, Texas
MONZINGO GLORIA PRENTICE	San Luis Energy, L.L.C.	11/15/2011	1013	572	Official Records of Walker County, Texas
PRENTICE ROBERT ASHLY	San Luis Energy, L.L.C.	11/15/2011	1013	578	Official Records of Walker County, Texas
PRENTICE RAMSEY D	San Luis Energy, L.L.C.	11/15/2011	1013	548	Official Records of Walker County, Texas
PRENTICE RAMSEY D	San Luis Energy, L.L.C.	11/15/2011	1013	554	Official Records of Walker County, Texas
MCCAFFETY ROBERT E & FRANKIE	San Luis Energy, L.L.C.	11/17/2011	1013	70	Official Records of Walker County, Texas
SANDEL MICHAEL NATHAN SANDEL	San Luis Energy, L.L.C.	11/21/2011	1007	486	Official Records of Walker County, Texas
SANDEL MARK HAYDEN	San Luis Energy, L.L.C.	11/21/2011	1013	105	Official Records of Walker County, Texas
MOUNCE BETTY JANE SANDEL	San Luis Energy, L.L.C.	11/21/2011	1013	111	Official Records of Walker County, Texas
HARDY DOROTHY N IND AND EXEC	San Luis Energy, L.L.C.	11/21/2011	1007	474	Official Records of Walker County, Texas
BRIDGES EMZIE	San Luis Energy, L.L.C.	11/23/2011	1013	149	Official Records of Walker County, Texas
PRENTICE WAYNE C	San Luis Energy, L.L.C.	11/28/2011	1013	560	Official Records of Walker County, Texas
PRENTICE WAYNE C	San Luis Energy, L.L.C.	11/28/2011	1013	566	Official Records of Walker County, Texas

11

Exhibit “A”

Assignment of Oil and Gas Leases

Lessor	Lessee	Lease Date	Book	Page	Recording
ROBERTS FRANK DERRA JR	San Luis Energy, L.L.C.	11/30/2011	1013	127	Official Records of Walker County, Texas
BEVINGTON SALLIE SUE ANDERS	San Luis Energy, L.L.C.	11/30/2011	1013	133	Official Records of Walker County, Texas
ZULCH JACQUE	San Luis Energy, L.L.C.	11/30/2011	1013	3	Official Records of Walker County, Texas
ANDERS EDWARD OLAN	San Luis Energy, L.L.C.	11/30/2011	1013	8	Official Records of Walker County, Texas
TAYLOR MARTHA E ROBERTS	San Luis Energy, L.L.C.	11/30/2011	1013	352	Official Records of Walker County, Texas
SHEFFIELD GWENDA GAIL ROBERTS	San Luis Energy, L.L.C.	11/30/2011	1013	346	Official Records of Walker County, Texas
HAMMOCK DANIEL W ET UX	San Luis Energy, L.L.C.	12/1/2011	1013	82	Official Records of Walker County, Texas
BALDWIN TERRY D ET UX	San Luis Energy, L.L.C.	12/1/2011	1014	645	Official Records of Walker County, Texas
GESSNER CAROL JEAN LINDLEY ET	San Luis Energy, L.L.C.	12/2/2011	1007	695	Official Records of Walker County, Texas
BURKEY FREDERICK JAMES	San Luis Energy, L.L.C.	12/2/2011	1013	139	Official Records of Walker County, Texas
HAYWARD MELVIN RAY	San Luis Energy, L.L.C.	12/4/2011	1013	89	Official Records of Walker County, Texas
LAWSON MOSELLE	San Luis Energy, L.L.C.	12/6/2011	1013	53	Official Records of Walker County, Texas
PIERCE LINDA K	San Luis Energy, L.L.C.	12/14/2011	1013	584	Official Records of Walker County, Texas
BALDWIN WILLIAM EUGENE	San Luis Energy, L.L.C.	12/19/2011	1013	117	Official Records of Walker County, Texas
CARTER MARJORIE W	San Luis Energy, L.L.C.	12/29/2011	1013	43	Official Records of Walker County, Texas
BALDWIN BERNICE LAMOND	San Luis Energy, L.L.C.	12/29/2011	1013	144	Official Records of Walker County, Texas
LINVILLE BILLY G	San Luis Energy, L.L.C.	1/11/2012	1013	158	Official Records of Walker County, Texas
PARROTT FRANCES	San Luis Energy, L.L.C.	1/17/2012	1013	99	Official Records of Walker County, Texas
HAYWARD JASPER	San Luis Energy, L.L.C.	1/17/2012	1013	94	Official Records of Walker County, Texas
THOMPSON LARRY W	San Luis Energy, L.L.C.	1/19/2012	1013	340	Official Records of Walker County, Texas
THOMPSON PATRICIA A	San Luis Energy, L.L.C.	1/19/2012	1013	22	Official Records of Walker County, Texas
HARDY MARK L ET UX	San Luis Energy, L.L.C.	1/23/2012	1013	122	Official Records of Walker County, Texas
HARDY M L INC	San Luis Energy, L.L.C.	1/23/2012	1013	14	Official Records of Walker County, Texas
STAPLES WINFRED ANN	San Luis Energy, L.L.C.	1/27/2012	1013	409	Official Records of Walker County, Texas
KERR RAHEL L	San Luis Energy, L.L.C.	1/27/2012	1013	28	Official Records of Walker County, Texas
KERR HARRIS E	San Luis Energy, L.L.C.	1/27/2012	1013	35	Official Records of Walker County, Texas
FLYNN CLAIRE K	San Luis Energy, L.L.C.	1/27/2012	1013	18	Official Records of Walker County, Texas
KERR MOSHE	San Luis Energy, L.L.C.	1/27/2012	1013	39	Official Records of Walker County, Texas
DOLIVE BRIAN BRUCE	San Luis Energy, L.L.C.	1/30/2012	1013	66	Official Records of Walker County, Texas
DOLIVE DAVID WAYNE	San Luis Energy, L.L.C.	1/30/2012	1013	62	Official Records of Walker County, Texas
WHITTEN ROBERT H JR	San Luis Energy, L.L.C.	1/30/2012	1013	456	Official Records of Walker County, Texas
CHAPMAN DOROTHY W	San Luis Energy, L.L.C.	1/30/2012	1013	389	Official Records of Walker County, Texas
WHITTEN CARL J	San Luis Energy, L.L.C.	1/30/2012	1013	394	Official Records of Walker County, Texas
HARDY DEBRA J ET VIR	San Luis Energy, L.L.C.	2/21/2012	1013	399	Official Records of Walker County, Texas
DICKEY DARRELL	San Luis Energy, L.L.C.	2/21/2012	1013	404	Official Records of Walker County, Texas
WOLFE JULIE A ET AL	San Luis Energy, L.L.C.	7/25/2011	1408	444	Official Records of Grimes County, Texas

12

Exhibit “A”

Assignment of Oil and Gas Leases

Lessor	Lessee	Lease Date	Book	Page	Recording
WOLFE JULIE A	San Luis Energy, L.L.C.	8/3/2011	1408	438	Official Records of Grimes County, Texas
BERGLUND CARL DAVIS	San Luis Energy, L.L.C.	8/12/2011	1405	277	Official Records of Grimes County, Texas
MALLARD PATSY H	San Luis Energy, L.L.C.	8/17/2011	1405	283	Official Records of Grimes County, Texas
LUCAS OTHA L ET UX	San Luis Energy, L.L.C.	8/17/2011	1405	293	Official Records of Grimes County, Texas
COVINGTON PAUL D ET UX	San Luis Energy, L.L.C.	8/17/2011	1389	698	Official Records of Grimes County, Texas
NEASON CHARLLA	San Luis Energy, L.L.C.	8/23/2011	1405	340	Official Records of Grimes County, Texas
LOGAN ANNA DAILYN ET UX	San Luis Energy, L.L.C.	8/23/2011	1405	334	Official Records of Grimes County, Texas
NEASON FAMILY TRUST	San Luis Energy, L.L.C.	8/23/2011	1405	328	Official Records of Grimes County, Texas
DUNN RALPH O ET UX	San Luis Energy, L.L.C.	8/24/2011	1405	272	Official Records of Grimes County, Texas
MARTIN JOHNNIE ET UX	San Luis Energy, L.L.C.	8/24/2011	1405	318	Official Records of Grimes County, Texas
UBANOSKI LESTER T ET UX	San Luis Energy, L.L.C.	9/6/2011	1405	323	Official Records of Grimes County, Texas
MILBY PATTY C	San Luis Energy, L.L.C.	9/8/2011	1405	303	Official Records of Grimes County, Texas
SHANNON DANNY MICHAEL ET UX	San Luis Energy, L.L.C.	9/8/2011	1405	313	Official Records of Grimes County, Texas
SHANNON SEAN PATRICK	San Luis Energy, L.L.C.	9/8/2011	1405	308	Official Records of Grimes County, Texas
SHANNON ROBIN B ET UX	San Luis Energy, L.L.C.	9/8/2011	1405	288	Official Records of Grimes County, Texas
SHANNON JOHN K ET UX	San Luis Energy, L.L.C.	9/8/2011	1405	298	Official Records of Grimes County, Texas
DUSCHINISKI CHARLES T ET UX	San Luis Energy, L.L.C.	9/15/2011	1405	346	Official Records of Grimes County, Texas
GINNY JAY PARTNERS LTD	San Luis Energy, L.L.C.	9/21/2011	1013	596	Official Records of Grimes County, Texas
SHANNON SEAN PATRICK	San Luis Energy, L.L.C.	11/11/2011	1405	356	Official Records of Grimes County, Texas
SHANNON JOHN K ET UX	San Luis Energy, L.L.C.	11/11/2011	1405	350	Official Records of Grimes County, Texas
SHANNON ROBIN B ET UX	San Luis Energy, L.L.C.	11/11/2011	1405	369	Official Records of Grimes County, Texas
MILBY PATTY C	San Luis Energy, L.L.C.	11/11/2011	1405	362	Official Records of Grimes County, Texas
CADENA JESUS ET UX	San Luis Energy, L.L.C.	12/27/2011	1408	427	Official Records of Grimes County, Texas
GODKIN NICK JR	San Luis Energy, L.L.C.	1/18/2012	1408	433	Official Records of Grimes County, Texas

13